WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        SIXTH STREET AND MARQUETTE AVENUE
                             MINNEAPOLIS, MN 55479
                          FDIC Certificate Number: 5208
                Web Address: http://www.wellsfargo.com FFIEC 031
                          Consolidated Report of Income
                         for January 1 - March 31, 2003


CONSOLIDATED REPORT OF INCOME


ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.


SCHEDULE RI - INCOME STATEMENT

                                                    Dollar Amounts in Thousands
 1.Interest income:
    a. Interest and fee income on loans:
       (1)In domestic offices:
         (a)                                                                   RIAD
            Loans secured by real estate                                        4011  377,591
         (b)Loans to finance agricultural production and other loans to        RIAD
            farmers                                                             4042    2,758
         (c)                                                                   RIAD
            Commercial and industrial loans                                     4012   79,052
         (d)Loans to individuals for household, family, and other personal expenditures:
                                                                               RIAD
            (1) Credit cards                                                    B485        0
            (2) Other (includes single payment, installment, all student       RIAD
                loans, and revolving credit plans other than credit cards)      B486   16,874
         (e)                                                                   RIAD
            Loans to foreign governments and official institutions.             4056        0
         (f)                                                                   RIAD
            All other loans in domestic offices                                 B487   21,342
      (2)                                                                      RIAD
         In foreign offices, Edge and Agreement subsidiaries, and IBFs          4059       24
      (3)
         Total interest and fee income on loans (sum of items 1.a.(1).(a)      RIAD
         through 1.a.(2))                                                       4010  497,641
    b.                                                                         RIAD
      Income from lease financing receivables                                   4065   41,670
    c.                                                                         RIAD
      Interest income on balances due from depository institutions/1            4115      112
    d.Interest and dividend income on securities:
      (1)U.S. Treasury securities and U.S. Government agency obligations       RIAD
         (excluding mortgage-backed securities)                                 B488    3,580
      (2)                                                                      RIAD
         Mortgage-backed securities                                             B489   12,951
      (3)All other securities (includes securities issued by states and        RIAD
         political subdivisions in the U.S.)                                    4060    7,811
    e.                                                                         RIAD
      Interest income from trading assets                                       4069      770
    f.Interest income on federal funds sold and securities purchased under     RIAD
      agreements to resell                                                      4020   29,310
    g.                                                                         RIAD
      Other interest income                                                     4518    3,693
    h.                                                                         RIAD
      Total interest income (sum of items 1.a.(3) through 1.g)                  4107  597,538

 2.Interest expense:
    a.Interest on deposits:
      (1)Interest on deposits in domestic offices:
         (a)Transaction accounts (NOW accounts, ATS accounts, and telephone    RIAD
            and preauthorized transfer accounts)                                4508      200
         (b)Nontransaction accounts:
                                                                               RIAD
            (1) Savings deposits (includes MMDAs)                               0093   19,085
                                                                               RIAD
            (2) Time deposits of $100,000 or more                               A517    2,729
                                                                               RIAD
            (3) Time deposits of less than $100,000                             A518   13,305

      (2)Interest on deposits in foreign offices, Edge and Agreement           RIAD
         subsidiaries, and IBFs                                                 4172   16,165
    b.Expense of federal funds purchased and securities sold under agreements  RIAD
      to repurchase                                                             4180    6,689
    c.                                                                         RIAD
      Interest on trading liabilities and other borrowed money                  4185   38,528
    d.                                                                         RIAD
      Interest on subordinated notes and debentures                             4200        0
    e.                                                                         RIAD
      Total interest expense (sum of items 2.a through 2.d)                     4073   96,701
 3.                                                                            RIAD
   Net interest income (item 1.h minus 2.e)                                     4074  500,837
 4.                                                                            RIAD
   Provision for loan and lease losses                                          4230    8,585
 5.Noninterest income:
    a.                                                                         RIAD
      Income from fiduciary activities/3                                        4070   58,262
    b.                                                                         RIAD
      Service charges on deposit accounts in domestic offices                   4080   44,119
    c.                                                                         RIAD
      Trading revenue/4                                                         A220      252
    d.Investment banking, advisory, brokerage, and underwriting fees and       RIAD
      commissions                                                               B490   29,604
    e.                                                                         RIAD
      Venture capital revenue                                                   B491        0
    f.                                                                         RIAD
      Net servicing fees                                                        B492        0
    g.                                                                         RIAD
      Net securitization income                                                 B493        0
    h.                                                                         RIAD
      (1) INSURANCE AND REINSURANCE UNDERWRITING INCOME                         C386   11,204
                                                                               RIAD
      (2) INCOME FROM OTHER INSURANCE ACTIVITIES                                C387       39
    i.                                                                         RIAD
      Net gains (losses) on sales of loans and leases                           5416        0
    j.                                                                         RIAD
      Net gains (losses) on sales of other real estate owned                    5415      169
    k.                                                                         RIAD
      Net gains (losses) on sales of other assets (excluding securities)        B496  -38,233
    l.                                                                         RIAD
      Other noninterest income/2                                                B497   99,923
    m.                                                                         RIAD
      Total noninterest income (sum of items 5.a through 5.l)                   4079  205,339
 6.                                                                            RIAD
    a.Realized gains (losses) on held-to-maturity securities                    3521        0
    b.                                                                         RIAD
      Realized gains (losses) on available-for-sale securities                  3196    1,458

 7.Noninterest expense:
    a.                                                                         RIAD
      Salaries and employee benefits                                            4135  147,042
    b.Expenses of premises and fixed assets (net of rental income)             RIAD
      (excluding salaries and employee benefits and mortgage interest)          4217   31,203
    c.                                                                         RIAD
      (1) GOODWILL IMPAIRMENT LOSSES                                            C216        0
      (2) AMORTIZATION EXPENSE AND IMPAIRMENT LOSSES FOR OTHER INTANGIBLE      RIAD
          ASSETS                                                                C232      356
    d.                                                                         RIAD
      Other noninterest expense/2                                               4092  159,058
    e.                                                                         RIAD
      Total noninterest expense (sum of items 7.a through 7.d)                  4093  337,659
 8.Income (loss) before income taxes and extraordinary items and other         RIAD
   adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)           4301  361,390
 9.                                                                            RIAD
   Applicable income taxes (on item 8)                                          4302  114,961
10.Income (loss) before extraordinary items and other adjustments (item 8      RIAD
   minus item 9)                                                                4300  246,429
11.                                                                            RIAD
   Extraordinary items and other adjustments, net of income taxes/2             4320        0
12.                                                                            RIAD
   Net income (loss) (sum of items 10 and 11)                                   4340  246,429




Memoranda                                                                      Year-to-date
                                                    Dollar Amounts in Thousands
 1.Interest expense incurred to carry tax-exempt securities, loans, and leases
   acquired after August 7, 1986, that is not deductible for federal income    RIAD
   tax purposes                                                                 4513       27
 2.Income from the sale and servicing of mutual funds and annuities in         RIAD
   domestic offices (included in Schedule RI, item 8)                           8431   22,293
 3.Income on tax-exempt loans and leases to states and political subdivisions  RIAD
   in the U.S. (included in Schedule RI, items 1.a and 1.b)                     4313      568
 4.Income on tax-exempt securities issued by states and political subdivisions RIAD
   in the U.S. (included in Schedule RI, item 1.d.(3))                          4507    4,425
 5.Number of full-time equivalent employees at end of current period (round to RIAD
   nearest whole number)                                                        4150   Number
                                                                                        7,420
 6.Not applicable
 7.If the reporting bank has restated its balance sheet as a result of                CC/YY/M
   applying push down accounting this calendar year, report the date of the    RIAD      M/DD
   bank's acquisition/5                                                        9106         0
 8.Trading revenue (from cash instruments and derivative instruments) (sum of
   Memorandum items 8.a through 8.d, must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):
    a.                                                                         RIAD
      Interest rate exposures                                                   8757      252
    b.                                                                         RIAD
      Foreign exchange exposures                                                8758        0
    c.                                                                         RIAD
      Equity security and index exposures                                       8759        0
    d.                                                                         RIAD
      Commodity and other exposures                                             8760        0

 9.Impact on income of derivatives held for purposes other than trading:
    a.                                                                         RIAD
      Net increase (decrease) to interest income                                8761        0
    b.                                                                         RIAD
      Net (increase) decrease to interest expense                               8762    1,912
    c.                                                                         RIAD
      Other (noninterest) allocations                                           8763        0
10.                                                                            RIAD
   Credit losses on derivatives (see instructions)                              A251        0
11.Does the reporting bank have a Subchapter S election in effect for federal  RIAD
   income tax purposes for the current tax year?                                A530   Yes/No
                                                                                           NO


---------------------------
 /1 Includes interest income on time certificates of deposit not held for trading.
 /2 Describe on Schedule RI-E--Explanations.
 /3 For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule
    RC-T, item 19.
 /4 For banks required to complete Schedule RI, Memorandum item 8, trading revenue report in
    Schedule RI, item 5.c, must equal the sum of Memorandum item 8.a through 8.d).
 /5 For example, a bank acquired on June 1, 2001, would report 20010601.


SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL
Indicate decreases and losses in parentheses.


                                                    Dollar Amounts in Thousands
 1.Total equity capital most recently reported for the December 31, 2001,
   Reports of Condition and Income (i.e., after adjustments from amended       RIAD  4,079,693
   Reports of Income)                                                           3217
 2.Restatements due to corrections of material accounting errors and changes   RIAD
   in accounting principles*                                                    B507         0
 3.                                                                            RIAD
   Balance end of previous calendar year as restated (sum of items 1 and 2)     B508 4,079,693
 4.                                                                            RIAD
   Net income (loss) (must equal Schedule RI, item 12)                          4340   246,429
 5.Sale, conversion, acquisition, or retirement of capital stock, net          RIAD
   (excluding treasury stock transactions)                                      B509         0
 6.                                                                            RIAD
   Treasury stock transactions, net                                             B510         0
 7.                                                                            RIAD
   Changes incident to business combinations, net                               4356         0
 8.                                                                            RIAD
   LESS: Cash dividends declared on preferred stock                             4470         0
 9.                                                                            RIAD
   LESS: Cash dividends declared on common stock                                4460   642,600
10.                                                                            RIAD
   Other comprehensive income/1                                                 B511    -1,771
11.Other transactions with parent holding company/1 (not included in items 5,  RIAD
   6, 8, or 9 above)                                                            4415         0
12.Total equity capital end of current period (sum of items 3 through 11)      RIAD
   (must equal Schedule RC, item 28)                                            3210 3,681,751


--------------------
 * Describe on Schedule RI-E--Explanations.
 /1 Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.




SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND CHANGES IN ALLOWANCE FOR
LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE ALLOCATED TRANSFER RISK RESERVE.


                                                                  (COLUMN A)     (COLUMN B)
                                                                 CHARGE-OFFS/1   RECOVERIES
                                     Dollar Amounts in Thousands Calendar-year-to-date
 1.Loans secured by real estate:
    a.Construction, land development, and other land loans in   RIAD           RIAD
      domestic offices                                           3582        0  3583      128
    b.                                                          RIAD           RIAD
      Secured by farmland in domestic offices                    3584        0  3585       38
    c.Secured by 1-4 family residential properties in domestic offices:
      (1)Revolving, open-end loans secured by 1-4 family                       RIAD
         residential properties and extended under lines of     RIAD            5412
         credit                                                   5411     171            49
      (2)Closed-end loans secured by 1-4 family residential
         properties
         (a)                                                    RIAD           RIAD
            SECURED BY FIRST LIENS                               C234    1,062  C217       14
         (b)                                                    RIAD           RIAD
            SECURED BY JUNIOR LIENS                              C235      534  C218      165
    d.Secured by multifamily (5 or more) residential properties RIAD           RIAD
      in domestic offices                                         3588       0  3589        0
    e.Secured by nonfarm nonresidential properties in domestic  RIAD           RIAD
      offices                                                     3590     250  3591      221
    f.                                                          RIAD           RIAD
      In foreign offices                                         B512        0  B513        0
 2.Loans to depository institutions and acceptances of other banks:
    a.                                                          RIAD           RIAD
      To U.S. banks and other U.S. depository institutions       4653        0  4663        0
    b.                                                          RIAD           RIAD
      To foreign banks                                           4654        0  4664        0
 3.Loans to finance agricultural production and other loans to  RIAD           RIAD
   farmers                                                       4655       26  4665       76
 4.Commercial and industrial loans:
    a.                                                          RIAD           RIAD
      To U.S. addressees (domicile)                              4645    6,316  4617    1,817
    b.                                                          RIAD           RIAD
      To non-U.S. addressees (domicile)                          4646        0  4618        0
 5.Loans to individuals for household, family, and other
   personal expenditures:
    a.                                                          RIAD           RIAD
      Credit cards                                               B514        0  B515        0
    b.Other (includes single payment, installment, all student  RIAD           RIAD
      loans, and revolving credit plans other than credit cards) B516    1,901  B517    1,469
 6.                                                             RIAD           RIAD
   Loans to foreign governments and official institutions        4643        0  4627        0
 7.                                                             RIAD           RIAD
   All other loans                                               4644       64  4628       20
 8.Lease financing receivables:
    a.                                                          RIAD           RIAD
      To U.S. addressees (domicile)                              4658    4,035  4668      643
    b.                                                          RIAD           RIAD
      To non-U.S. addressees (domicile)                          4659        0  4669        0
 9.                                                             RIAD           RIAD
   Total (sum of items 1 through 8)                              4635   14,359  4605    4,640


                                                                  (COLUMN A)     (COLUMN B)
Memoranda                                                        CHARGE-OFFS/1   RECOVERIES
                                     Dollar Amounts in Thousands Calendar-year-to-date
 1.Loans to finance commercial real estate, construction, and                  RIAD
   land development activities (not secured by real estate)     RIAD            5410
   included in Schedule RI-B, part I, items 4 and 7, above       5409        0              0
 2.Loans secured by real estate to non-U.S. addressees          RIAD           RIAD
   (domicile) (included in Schedule RI-B, part I, item 1, above) 4652        0  4662        0
 3.Not applicable


MEMORANDUM ITEM 4 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH
AFFILIATED INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED
IN THE INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE
CREDIT CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT
PURPOSES
 4.UNCOLLECTIBLE RETAIL CREDIT CARD FEES AND FINANCE CHARGES REVERSED AGAINST
   INCOME (I.E., NOT INCLUDED IN CHARGE-OFFS AGAINST THE ALLOWANCE FOR LOAN    RIAD
   AND LEASE LOSSES)                                                            C388        0


--------------------
 /1 Include write-downs arising from transfers of loans to a held-for-sale account.


PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES


                                                    Dollar Amounts in Thousands
 1.Balancemost recently reported for the December 31, 2001, Reports of
   Condition and Income (i.e., after adjustments from amended Reports of       RIAD
   Income)                                                                      B522  284,263
 2.                                                                            RIAD
   Recoveries (must equal part I, item 9,column B above)                        4605    4,640
 3.LESS: CHARGE-OFFS (MUST EQUAL PART I, ITEM 9, COLUMN A ABOVE LESS SCHEDULE  RIAD
   RI-B, PART II, ITEM 4 )                                                      C079   14,359
 4.                                                                            RIAD
   LESS: WRITE-DOWNS ARISING FROM TRANSFERS OF LOANS TO A HELD-FOR-SALE ACCOUNT 5523        0
 5.                                                                            RIAD
   Provision for loan and lease losses (must equal Schedule RI, item 4)         4230    8,585
 6.                                                                            RIAD
   ADJUSTMENTS* (SEE INSTRUCTIONS FOR THIS SCHEDULE)                            C233     -126
 7.Balance end of current period (sum of items 1,2,5, and 6, less items 3 and  RIAD
   4) (must equal Schedule RC, item 4.c)                                        3123  283,003


--------------------
 * Describe on Schedule RI-E---Explanations.


Memoranda
                                                    Dollar Amounts in Thousands
 1.ALLOCATED TRANSFER RISK RESERVE INCLUDED IN SCHEDULE RI-B, PART II, ITEM 7  RIAD
   ABOVE                                                                        C435        0
MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH
AFFILIATED INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED
IN THE INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE
CREDIT CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFOEMANCE REPORT
PURPOSES
 2.Separate valuation allowance for uncollectible retail credit card fees and  RIAD
   finance charges                                                              C389        0
 3.Amount of allowance for loan and lease losses attributable to retail credit RIAD
   card fees and finance charges                                                C390        0

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE
INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR
NET INCOME.




                                                    Dollar Amounts in Thousands
 1.Interest income and expense attributable to international operations:
    a.                                                                         RIAD
      Gross interest income                                                     B523        0
    b.                                                                         RIAD
      Gross interest expense                                                    B524        0
 2.Net interest income attributable to international operations (item 1.a      RIAD
   minus 1.b.)                                                                  B525        0
 3.Noninterest income and expense attributable to international operations:
    a.                                                                         RIAD
      Noninterest income attributable to international operations               4097        0
    b.Provision for loan and lease losses attributable to international        RIAD
      operations                                                                4235        0
    c.                                                                         RIAD
      Other noninterest expense attributable to international operations        4239        0
    d.Net noninterest income (expense) attributable to international           RIAD
      operations (item 3.a minus 3.b and 3.c)                                   4843        0
 4.Estimated pretax income attributable to international operations before     RIAD
   capital allocation adjustment (sum of items 2 and 3.d)                       4844        0
 5.Adjustment to pretax income for internal allocations to international
   operations to reflect the effects of equity capital on overall bank         RIAD
   funding costs                                                                4845        0
 6.Estimated pretax income attributable to international operations after      RIAD
   capital allocation adjustment (sum of items 4 and 5)                         4846        0
 7.Income taxes attributable to income from international operations as        RIAD
   estimated in item 6                                                          4797        0
 8.Estimated net income attributable to international operations               RIAD
   (item 6 minus 7)                                                             4341        0


SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                    Dollar Amounts in Thousands Year-to-date
 1.Other noninterest income (from Schedule RI, item 5.l)
   Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
    a.                                                                         RIAD
      Income and fees from the printing and sale of checks                      C013        0
    b.                                                                         RIAD
      Earnings on/increase in value of cash surrender value of life insurance   C014        0
    c.                                                                         RIAD
      Income and fees from automated teller machines (ATMs)                     C016        0
    d.                                                                         RIAD
      Rent and other income from other real estate owned                        4042        0
    e.                                                                         RIAD
      Safe deposit box rent                                                     C015        0
    f.                                                                         RIAD
      (TEXT 4461) Intercompany Allocations                                      4461   62,810
    g.                                                                         RIAD
      (TEXT 4462) Loan Origination Fees                                         4462   12,767
    h.                                                                         RIAD
      (TEXT 4463) Credit Card Fees                                              4463   10,002
 2.Other noninterest expense (from Schedule RI, item 7.d)
   Itemize and describe the amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
    a.                                                                         RIAD
      Data processing expenses                                                  C017        0
    b.                                                                         RIAD
      Advertising and marketing expenses                                        0497        0
    c.                                                                         RIAD
      Directors' fees                                                           4136        0
    d.                                                                         RIAD
      Printing, stationery, and supplies                                        C018        0
    e.                                                                         RIAD
      Postage                                                                   8403        0
    f.                                                                         RIAD
      Legal fees and expenses                                                   4141        0
    g.                                                                         RIAD
      FDIC deposit insurance assessments                                        4146        0
    h.                                                                         RIAD
      (TEXT 4464) Intercompany Allocations                                      4464  110,565
    i.                                                                         RIAD
      (TEXT 4467) Fees and Service Charges                                      4467   10,274
    j.                                                                         RIAD
      (TEXT 4468)                                                               4468        0

 3.Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments)
    a.                                                                         RIAD
      (1) (TEXT 4469)                                                           4469        0
      (2)                                                                      RIAD
         Applicable income tax effect                                           4486        0
    b.                                                                         RIAD
      (1) (TEXT 4487)                                                           4487        0
      (2)                                                                      RIAD
         Applicable income tax effect                                           4488        0
    c.                                                                         RIAD
      (1) (TEXT 4489)                                                           4489        0
      (2)                                                                      RIAD
         Applicable income tax effect                                           4491        0
 4.Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
    a.                                                                         RIAD
      (TEXT B526)                                                               B526        0
    b.                                                                         RIAD
      (TEXT B527)                                                               B527        0
 5.Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions)
    a.                                                                         RIAD
      (TEXT 4498)                                                               4498        0
    b.                                                                         RIAD
      (TEXT 4499)                                                               4499        0
 6.Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
    a.(TEXT 4521) Write-downs arising from transfers of loans to the           RIAD
      held-for-sale account                                                     4521     -126
    b.                                                                         RIAD
      (TEXT 4522)                                                               4522        0
 7.Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                    Dollar Amounts in Thousands
ASSETS
 1.Cash and balances due from depository institutions (from Schedule RC-A)
    a.                                                                         RCFD
      Noninterest-bearing balances and currency and coin/1                      0081  1,808,024
    b.                                                                         RCFD
      Interest-bearing balances/2                                               0071     61,952
 2.Securities:
    a.                                                                         RCFD
      Held-to-maturity securities (from Schedule RC-B, column A)                1754          0
    b.                                                                         RCFD
      Available-for-sale securities (from Schedule RC-B, column D)              1773  1,894,615
 3.Federal funds sold and securities purchased under agreements to resell
    a.                                                                         RCON
      FEDERAL FUNDS SOLD IN DOMESTIC OFFICES                                    B987  4,420,010
    b.                                                                         RCFD
      SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL/3                         B989     66,300
 4.Loans and lease financing receivables (from Schedule RC-C):
    a.                                                                         RCFD
      Loans and leases held for sale                                            5369 21,749,977
    b.                                                                         RCFD
      Loans and leases, net of unearned income                                  B528 18,479,391
    c.                                                                         RCFD
      LESS: Allowance for loan and lease losses                                 3123    283,003
    d.Loans and leases, net of unearned income and allowance (item 4.b minus   RCFD
      4.c)                                                                      B529 18,196,388
 5.                                                                            RCFD
   Trading assets (from Schedule RC-D)                                          3545     53,262
 6.                                                                            RCFD
   Premises and fixed assets (including capitalized leases)                     2145    155,743
 7.                                                                            RCFD
   Other real estate owned (from Schedule RC-M)                                 2150      5,728
 8.Investments in unconsolidated subsidiaries and associated companies (from   RCFD
   Schedule RC-M)                                                               2130          0
 9.                                                                            RCFD
   Customers' liability to this bank on acceptances outstanding                 2155      6,322
10.Intangible assets:
    a.                                                                         RCFD
      Goodwill                                                                  3163    291,457
    b.                                                                         RCFD
      Other intangible assets (from Schedule RC-M)                              0426      7,166
11.                                                                            RCFD
   Other assets (from Schedule RC-F)                                            2160  1,387,956
12.                                                                            RCFD
   Total assets (sum of items 1 through 11)                                     2170 50,104,900

LIABILITIES
13.Deposits:
    a.In domestic offices (sum of totals of columns A and C from Schedule      RCON
      RC-E, part I)                                                             2200 32,835,865
      (1)                                                                      RCON
         Noninterest-bearing/4                                                  6631 20,287,304
      (2)                                                                      RCON
         Interest-bearing                                                       6636 12,548,561
    b.In foreign offices, Edge and Agreement subsidiaries, and IBFs (from      RCFN
      Schedule RC-E, part II)                                                   2200  4,728,569
      (1)                                                                      RCFN
         Noninterest-bearing                                                    6631        803
      (2)                                                                      RCFN
         Interest-bearing                                                       6636  4,727,766
14.Federal funds purchased and securities sold under agreements to repurchase
    a.                                                                         RCON
      FEDERAL FUNDS PURCHASED IN DOMESTIC OFFICES/5                             B993  2,034,891
    b.                                                                         RCFD
      SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE/6                          B995    323,318
15.                                                                            RCFD
   Trading liabilities (from Schedule RC-D)                                     3548     49,169
16.Other borrowed money (includes mortgage indebtedness and obligations under  RCFD
   capitalized leases) (from Schedule RC-M)                                     3190  5,526,099
17.Not applicable
18.                                                                            RCFD
   Bank's liability on acceptances executed and outstanding                     2920      6,322
19.                                                                            RCFD
   Subordinated notes and debentures/7                                          3200          0
20.                                                                            RCFD
   Other liabilities (from Schedule RC-G)                                       2930    918,916
21.                                                                            RCFD
   Total liabilities (sum of items 13 through 20)                               2948 46,423,149
22.                                                                            RCFD
   Minority interest in consolidated subsidiaries                               3000          0
EQUITY CAPITAL
23.                                                                            RCFD
   Perpetual preferred stock and related surplus                                3838          0
24.                                                                            RCFD
   Common stock                                                                 3230    100,000
25.                                                                            RCFD
   Surplus (exclude all surplus related to preferred stock)                     3839  2,133,596
26.                                                                            RCFD
   a. Retained earnings                                                         3632  1,397,118
    b.                                                                         RCFD
      Accumulated other comprehensive income/8                                  B530     51,037
27.                                                                            RCFD
   Other equity capital components/9                                            A130          0
28.                                                                            RCFD
   Total equity capital (sum of items 23 through 27)                            3210  3,681,751
29.Total liabilities, minority interest, and equity capital (sum of            RCFD
   items 21, 22, and 28)                                                        3300 50,104,900


Memorandum
TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.
 1.Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for  RCFD
   the bank by independent external auditors as of any date during 2002         6724     NUMBER
                                                                                              2


 1 =Independent audit of the bank conducted in  4 =Directors' examination of the bank
    accordance with generally accepted             conducted in accordance with generally
    auditing standards by a certified public       accepted auditing standards by a certified
    accounting firm which submits a report on      public accounting firm (may be required by
    the bank                                       state chartering authority)
 2 =Independent audit of the bank's parent      5 =Directors' examination of the bank
    holding company conducted in accordance        performed by other external auditors (may
    with generally accepted auditing standards     be required by state chartering authority)
    by a certified public accounting firm
    which submits a report on the consolidated
    holding company (but not on the bank
    separately)
                                                6 =Review of the bank's financial statements
                                                   by external auditors
                                                7 =Compilation of the bank's financial
                                                   statements by external auditors
 3 =Attestation on bank management's assertion  8 =Other audit procedures (excluding tax
    on the effectiveness of the bank's             preparation work)
    internal control over financial reporting
    by a certified public accounting firm
                                                9 =No external audit work


-----------------------
 /1 Includes cash items in process of collection and unposted debits.
 /2 Includes time certificates of deposit not held for trading.
 /3 INCLUDES ALL SECURITIES RESALE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF
    MATURITY.
 /4 Includes total demand deposits and noninterest-bearing time and savings deposits.
 /5 REPORT OVERNIGHT FERDERAL HOME LOAN BANK ADVANTAGES IN SCHEDULE RC, ITEM 16,"OTHER BORROWED
    MONEY."
 /6 INCLUDES ALL SECURITIES REPURCHASE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF
    MATURITY.
 /7 Includes limited-life preferred stock and related surplus.
 /8 Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
 /9 Includes treasury stock and unearned Employee Stock Ownership Plan shares.


SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS
Exclude assets held for trading.


                                                                  (COLUMN A)     (COLUMN B)
                                                                 CONSOLIDATED     DOMESTIC
                                     Dollar Amounts in Thousands     BANK          OFFICES
 1.Cash items in process of collection, unposted debits, and    RCFD
   currency and coin                                             0022 1,421,874
    a.                                                                          RCON
      Cash items in process of collection and unposted debits                    00201,311,850
    b.                                                                          RCON
      Currency and coin                                                          0080  110,024
 2.                                                                             RCON
   Balances due from depository institutions in the U.S.                         0082  148,639
    a.U.S.branches and agencies of foreign banks (including     RCFD
      their IBFs)                                                0083         0
    b.Other commercial banks in the U.S. and other depository   RCFD
      institutions in the U.S. (including their IBFs)            0085   148,838
 3.Balances due from banks in foreign countries and foreign                     RCON
   central banks                                                                 0070    5,548
    a.                                                          RCFD
      Foreign branches of other U.S. banks                       0073     5,040
    b.                                                          RCFD
      Other banks in foreign countries and foreign central banks 0074       508
 4.                                                             RCFD            RCON
   Balances due from Federal Reserve Banks                       0090   293,716  0090  293,665
 5.Total (sum of items 1 through 4) (total of column A must     RCFD            RCON
   equal Schedule RC, sum of items 1.a and 1.b)                   00101,869,976  00101,869,726



SCHEDULE RC-B--SECURITIES
Exclude assets held for trading.


                                       HELD-TO-MATURITY             AVAILABLE-FOR-SALE
    Dollar Amounts in Thousands    (COLUMN A)     (COLUMN B)    (COLUMN C)      (COLUMN D)
                                 AMORTIZED COST   FAIR VALUE   AMORTIZED COST   FAIR VALUE
 1.                              RCFD             RCFD         RCFD             RCFD
   U.S.Treasury securities         0211        0   0213       0  1286  131,294    1287  144,550
 2.U.S.Government agency
   obligations (exclude
   mortgage-backed securities):
    a.Issued by U.S. Government  RCFD             RCFD         RCFD             RCFD
      agencies/1                   1289        0   1290       0  1291        6    1293        5
    b.Issued by U.S. Government  RCFD             RCFD         RCFD             RCFD
      sponsored agencies/2         1294        0   1295       0  1297  141,646    1298  146,456
 3.Securities issued by states
   and political subdivisions in RCFD             RCFD         RCFD             RCFD
   the U.S.                        8496        0   8497       0  8498  286,587    8499  306,120
 4.Mortgage-backed securities
   (MBS):
    a.Pass-through securities:
      (1)                        RCFD             RCFD         RCFD             RCFD
         Guaranteed by GNMA        1698        0   1699       0  1701  188,186    1702  201,201
      (2)                        RCFD             RCFD         RCFD             RCFD
         Issued by FNMA and FHLMC  1703        0   1705       0  1706  281,428    1707  304,132
      (3)Other passthrough       RCFD             RCFD         RCFD             RCFD
         securities                1709        0   1710       0  1711        0    1713        0
    b.Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):
      (1)Issued or guaranteed by RCFD             RCFD         RCFD             RCFD
         FNMA, FHLMC, or GNMA      1714        0   1715       0  1716  440,974    1717  445,547
      (2)Collateralized by MBS
         issued or guaranteed by RCFD             RCFD         RCFD             RCFD
         FNMA, FHLMC, or GNMA      1718        0   1719       0  1731        3    1732        3
      (3)All other
         mortgage-backed         RCFD             RCFD         RCFD             RCFD
         securities                1733        0   1734       0  1735  193,653    1736  194,191
 5.Asset-backed securities (ABS):
    a.                           RCFD             RCFD         RCFD             RCFD
      Credit card receivables      B838        0   B839       0 B840         0    B841        0
    b.                           RCFD             RCFD         RCFD             RCFD
      Home equity lines            B842        0   B843       0 B844         0    B845        0
    c.                           RCFD            RCFD          RCFD             RCFD
      Automobile loans             B846        0   B847       0 B848         0    B849        0
    d.                           RCFD            RCFD          RCFD             RCFD
      Other consumer loans         B850        0   B851       0 B852         0    B853        0
    e.Commercial and industrial  RCFD            RCFD          RCFD             RCFD
      loans                        B854        0   B855       0 B856     2,462    B857    1,950
    f.                           RCFD            RCFD          RCFD             RCFD
      Other                        B858        0   B859       0 B860         0    B861        0
 6.Other debt securities:
    a.Other domestic debt        RCFD            RCFD          RCFD             RCFD
      securities                   1737        0   1738       0 1739    83,270    1741   82,874
    b.                           RCFD            RCFD          RCFD             RCFD
      Foreign debt securities      1742        0   1743       0 1744    47,273    1746   52,916
 7.Investments in mutual funds
   and other equity securities
   with readily determinable fair                              RCFD             RCFD
   values/3                                                     A510    13,995    A511   14,670

 8.Total (sum of items 1 through
   7) (total of column A must
   equal Schedule RC, Item 2.a)
   (total of column D must equal RCFD             RCFD         RCFD             RCFD
   Schedule RC, item 2.b)          1754        0    1771      0 1772 1,810,777   1773 1,894,615



Memoranda
                                                    Dollar Amounts in Thousands
 1.                                                                            RCFD
   Pledged securities/4                                                         0416  150,429
 2.Maturity and repricing data for debt securities/4,/5 (excluding those in nonaccrual status)
    a.Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:/6,/7
      (1)                                                                      RCFD
         Three months or less                                                   A549   96,689
      (2)                                                                      RCFD
         Over three months through 12 months                                    A550   74,670
      (3)                                                                      RCFD
         Over one year through three years                                      A551   77,988
      (4)                                                                      RCFD
         Over three years through five years                                    A552  118,090
      (5)                                                                      RCFD
         Over five years through 15 years.                                     RA553  253,903
      (6)                                                                      RCFD
         Over 15 years                                                          A554  113,531
    b.Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:/6,/8
      (1)                                                                      RCFD
         Three months or less                                                   A555    2,103
      (2)                                                                      RCFD
         Over three months through 12 months                                    A556    4,993
      (3)                                                                      RCFD
         Over one year through three years                                      A557      168
      (4)                                                                      RCFD
         Over three years through five years                                    A558    1,183
      (5)                                                                      RCFD
         Over five years through 15 years                                       A559   30,902
      (6)                                                                      RCFD
         Over 15 years                                                          A560  465,984
    c.Other mortgage-backed securities (include CMOs, REMICs, and stripped
      MBS; exclude mortgage pass-through securities) with an expected average life of:/9
      (1)                                                                      RCFD
         Three years or less                                                    A561   76,886
      (2)                                                                      RCFD
         Over three years                                                       A562  562,855
    d.Debt securities with a REMAINING MATURITY of one year or less (included  RCFD
      in Memorandum items 2.a through 2.c above)                                A248   83,839
 3.Amortized cost of held-to-maturity securities sold or transferred to
   available-for-sale or trading securities during the calendar year-to-date   RCFD
   (report the amortized cost at date of sale or transfer)                      1778        0

 4.Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
    a.                                                                         RCFD
      Amortized cost                                                            8782        0
    b.                                                                         RCFD
      Fair value                                                                8783        0


---------------------
 /1 Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime
    Administration obligations, and Export-Import Bank participation certificates.
 /2 Includes obligations (other than mortgage-backed securities) issued by the Farm Credit
    System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the
    Federal National Mortgage Association, the Financing Corporation, Resolution Funding
    Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
 /3 Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in
    Schedule RC-F, item 4.
 /4 Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
 /5 Exclude investments in mutual funds and other equity securities with readily determinable fair values.
 /6 Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
 /7 Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule
    RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
 /8 Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in
    Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
 /9 Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.


SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES


Part I. Loans and Leases


Do not deduct the allowance for loan and lease losses OR THE ALLOCATED TRANSFER RISK RESERVE from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                  (COLUMN A)     (COLUMN B)
                                                                 CONSOLIDATED     DOMESTIC
                                     Dollar Amounts in Thousands     BANK          OFFICES
 1.                                                             RCFD
   Loans secured by real estate:                                 1410 26,783,337
    a.                                                                           RCON
      Construction, land development, and other land loans                        1415    238,033
    b.Secured by farmland (including farm residential and other                  RCON
      improvements)                                                               1420     76,285
    c.Secured by 1-4 family residential properties:
      (1)Revolving, open-end loans secured by 1-4 family                         RCON
         residential properties and extended under lines of                       1797
         credit                                                                         1,024,151
      (2)Closed-end loans secured by 1-4 family residential
         properties:
         (a)                                                                     RCON
            Secured by first liens                                                5367 23,713,686
         (b)                                                                     RCON
            Secured by junior liens                                               5368    948,219
    d.                                                                           RCON
      Secured by multifamily (5 or more) residential properties                   1460     52,849
    e.                                                                           RCON
      Secured by nonfarm nonresidential properties                                1480    730,114
 2.Loans to depository institutions and acceptances of other banks:
    a.                                                                           RCON
      To commercial banks in the U.S.                                             B531  3,144,833
      (1)                                                       RCFD
         To U.S. branches and agencies of foreign banks          B532         0
      (2)                                                       RCFD
         To other commercial banks in the U.S.                   B533 3,144,872
    b.                                                          RCFD             RCON
      To other depository institutions in the U.S.               B534         0   B534          0
    c.                                                                           RCON
      To banks in foreign countries                                               B535         39
      (1)                                                       RCFD
         To foreign branches of other U.S. banks                 B536         0
      (2)                                                       RCFD
         To other banks in foreign countries                     B537       590
 3.Loans to finance agricultural production and other loans to  RCFD             RCON
   farmers                                                       1590   173,915   1590    173,915
 4.Commercial and industrial loans:
    a.                                                          RCFD             RCON
      To U.S. addressees (domicile)                              1763 4,996,359   1763  4,996,359
    b.                                                          RCFD             RCON
      To non-U.S. addressees (domicile)                          1764    1,151R   1764          0
 5.Not applicable
 6.Loans to individuals for household, family, and other
   personal expenditures (i.e., consumer loans) (includes
   purchased paper):
    a.                                                          RCFD            RCON
      Credit cards                                               B538       474  B538         474
    b.                                                          RCFD            RCON
      Other revolving credit plans                               B539   116,214  B539     116,214
    c.Other consumer loans (includes single payment,            RCFD            RCON
      installment, and all student loans)                        2011 1,240,956  2011   1,240,956


 7.Loans to foreign governments and official institutions       RCFD            RCON
   (including foreign central banks)                             2081         0  2081           0
 8.Obligations (other than securities and leases) of states and RCFD            RCON
   political subdivisions in the U.S.                            2107    28,993  2107      28,993
 9.                                                             RCFD
   Other loans                                                   1563   817,651
    a.Loans for purchasing or carrying securities (secured and                  RCON
      unsecured)                                                                 1545     141,235
    b.                                                                          RCON
      All other loans (exclude consumer loans)                                   1564     676,416
10.                                                                             RCON
   Lease financing receivables (net of unearned income)                          2165   2,924,856
    a.                                                          RCFD
      Of U.S. addressees (domicile)                              2182 2,924,856
    b.                                                          RCFD
      Of non-U.S. addressees (domicile)                          2183         0
11.LESS: Any unearned income on loans reflected in items 1-9    RCFD            RCON
   above                                                          2123        0  2123           0
12.Total loans and leases, net of unearned income (sum of items
   1 through 10 minus item 11) (total of column A must equal    RCFD            RCON
   Schedule RC, sum of items 4.a and 4.b)                        2122 40,229,368  2122 40,227,627


Memoranda
                                                    Dollar Amounts in Thousands
 1.Loans and leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by
   1-4 family residential properties and loans to individuals for household,   RCFD
   family, and other personal expenditures)                                      1616        0
 2.Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    a.Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item
      1.c.(2)(a), column B) with a remaining maturity or next repricing date of:/1,/2
      (1)                                                                      RCON
         Three months or less                                                   A564   21,416,281
      (2)                                                                      RCON
         Over three months through 12 months                                    A565      494,995
      (3)                                                                      RCON
         Over one year through three years                                      A566       32,388
      (4)                                                                      RCON
         Over three years through five years                                    A567       85,017
      (5)                                                                      RCON
         Over five years through 15 years                                       A568    1,164,783
      (6)                                                                      RCON
         Over 15 years                                                          A569      501,116


    b.All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of/1,/3
      (1)                                                                      RCFD
         Three months or less                                                   A570    7,892,409
      (2)                                                                      RCFD
         Over three months through 12 months                                    A571    1,166,406
      (3)                                                                      RCFD
         Over one year through three years                                      A572    2,443,584
      (4)                                                                      RCFD
         Over three years through five years                                    A573    2,164,040
      (5)                                                                      RCFD
         Over five years through 15 years                                       A574    1,721,640
      (6)                                                                      RCFD
         Over 15 years                                                          A575      938,190
    c.Loans and leases (reported in Schedule RC-C, part I, items 1 through 10,
      column A) with a REMAINING MATURITY of one year or less (excluding       RCFD
      those in nonaccrual status)                                               A2472   6,491,432
 3.Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,  RCFD
   items 4 and 9, column A/4                                                     2746     159,093
 4.Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part RCON
   I, item 1.c.(2)(a), column B)                                                5370    5,032,480
 5.Loans secured by real estate to non-U.S. addressees (domicile) (included in RCFD
   Schedule RC-C, part I, item 1, column A)                                     B837            0
MEMORANDUM ITEM 6 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH
AFFILIATED INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED
IN THE INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE
CREDIT CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFOEMANCE REPORT
PURPOSES
 6.OUTSTANDING CREDIT CARD FEES AND FINANCE CHARGES INCLUDED IN SCHEDULE RC-C, RCFD
   PART I, ITEM 6.A, COLUMN A                                                   C391            0


--------------------
 /1 Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
 /2 Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in
    Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
 /3 Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from
    Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule
    RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part
    I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item
    1.c.(2)(a), column B.
 /4 Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.


SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE
RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.





                                                    Dollar Amounts in Thousands
ASSETS
 1.                                                                            RCON
   U.S.Treasury securities in domestic offices                                   3531        0
 2.U.S.Government agency obligations in domestic offices (exclude              RCON
   mortgage-backed securities)                                                   3532        0
 3.Securities issued by states and political subdivisions in the U.S. in       RCON
   domestic offices                                                              3533        0
 4.Mortgage-backed securities (MBS) in domestic offices:
    a.                                                                         RCON
      Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA       3534    1,257
    b.Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or RCON
      GNMA (include CMOs, REMICs, and stripped MBS)                              3535        0
    c.                                                                         RCON
      All other mortgage-backed securities                                       3536        0
 5.                                                                            RCON
   Other debt securities in domestic offices                                     3537        0
 6.-8.Not applicable
 9.                                                                            RCON
   Other trading assets in domestic offices                                      3541        0
10.                                                                            RCFN
   Trading assets in foreign offices                                             3542        0
11.Revaluation gains on derivative contracts:
    a.                                                                         RCON
      In domestic offices                                                        3543   52,005
    b.                                                                         RCFN
      In foreign offices                                                         3543        0
12.Total trading assets (sum of items 1 through 11) (must equal Schedule RC,   RCFD
   item 5)                                                                       3545   53,262
LIABILITIES
13.                                                                            RCFD
   Liability for short positions                                                 3546        0
14.                                                                            RCFD
   Revaluation losses on derivative contracts:                                   3547   49,169
15.Total trading liabilities (sum of items 13 and 14) (must equal              RCFD
   Schedule RC, item 15)                                                         3548   49,169


SCHEDULE RC-E--DEPOSIT LIABILITIES


Part I. Deposits in Domestic Offices



                                                   TRANSACTION ACCOUNTS         NONTRANSACTION
                                                                                   ACCOUNTS
                                                   (COLUMN A)
                                                      TOTAL       (COLUMN B)      (COLUMN C)
                                                   TRANSACTION    MEMO: TOTAL        TOTAL
                                                    ACCOUNTS        DEMAND      NONTRANSACTION
                                                   (INCLUDING      DEPOSITS        ACCOUNTS
                                                  TOTAL DEMAND   (INCLUDED IN     (INCLUDING
                      Dollar Amounts in Thousands   DEPOSITS)      COLUMN A)         MMDAS)
Deposits of:
 1.Individuals, partnerships, and corporations   RCON                             RCON
   (include all certified and official checks)     B549 2,164,412                  B5502 9,943,253
 2.                                              RCON                             RCON
   U.S.Government                                  2202       799                  2520      1,221
 3.                                              RCON                             RCON
   States and political subdivisions in the U.S.   2203    42,107                  2530    370,195
 4.Commercial banks and other depository         RCON                             RCON
   institutions in the U.S.                        B551   313,878                  B552          0
 5.                                              RCON                             RCON
   Banks in foreign countries                      2213         0                  2236          0
 6.Foreign governments and official institutions RCON                             RCON
   (including foreign central banks)               2216         0                  2377          0
 7.Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC, item  RCON             RCON            RCON
   13.a)                                           2215 2,521,196  2210 2,225,730  2385 30,314,669





Memoranda
                                                    Dollar Amounts in Thousands
 1.Selected components of total deposits (i.e., sum of item 7, columns A and
   C):
    a.                                                                         RCON
      Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts        6835  492,045
    b.                                                                         RCON
      Total brokered deposits                                                    2365   42,280
    c.Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1)                                                                      RCON
         Issued in denominations of less than $100,000                           2343        0
      (2)Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of RCON
         $100,000 or less                                                        2344        0
    d.Maturity data for brokered deposits:
      (1)Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item RCON
         1.c.(1) above)                                                          A243        0
      (2)Brokered deposits issued in denominations of $100,000 or more with a
         remaining maturity of one year or less (included in Memorandum item   RCON
         1.b above)                                                              A244   42,280
    e.Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or
      collateralized as required under state law) (to be completed for the     RCON
      December report only)                                                      5590      N/A

 2.Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
    a.Savings deposits:
      (1)                                                                      RCON
         Money market deposit accounts (MMDAs)                                  6810  7,597,056
      (2)                                                                      RCON
         Other savings deposits (excludes MMDAs)                                0352 20,835,638
    b.                                                                         RCON
      Total time deposits of less than $100,000                                 6648  1,567,602
    c.                                                                         RCON
      Total time deposits of $100,000 or more                                   2604    314,373
 3.Maturity and repricing data for time deposits of less than $100,000:
    a.Time deposits of less than $100,000 with a remaining maturity or next repricing date of:/1,/2
      (1)                                                                      RCON
         Three months or less                                                    A579  288,334
      (2)                                                                      RCON
         Over three months through 12 months                                     A580  524,521
      (3)                                                                      RCON
         Over one year through three years                                       A581  546,843
      (4)                                                                      RCON
         Over three years                                                        A582  207,904
    b.Time deposits of less than $100,000 with a REMAINING MATURITY of one     RCON
      year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)/3    A241  812,855
 4.Maturity and repricing data for time deposits of $100,000 or more:
    a.Time deposits of $100,000 or more with a remaining maturity or next repricing date of:/1,/4
      (1)                                                                      RCON
         Three months or less                                                    A584   79,971
      (2)                                                                      RCON
         Over three months through 12 months                                     A585   87,651
      (3)                                                                      RCON
         Over one year through three years                                       A586   79,972
      (4)                                                                      RCON
         Over three years                                                        A587   66,779
    b.Time deposits of $100,000 or more with a REMAINING MATURITY of one year  RCON
      or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)3          A242  167,622



Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)
                                                    Dollar Amounts in Thousands
Deposits of:
 1.Individuals, partnerships, and corporations (include all certified and      RCFN
   official checks)                                                             B553   313,774
 2.U.S. banks (including IBFs and foreign branches of U.S. banks) and other    RCFN
   U.S. depository institutions                                                 B554 4,299,192
 3.Foreign banks (including U.S. branches and agencies of foreign banks,       RCFN
   including their IBFs)                                                        2625   115,603
 4.Foreign governments and official institutions (including foreign central    RCFN
   banks)                                                                       2650         0
 5.                                                                            RCFN
   U.S. Government and states and political subdivisions in the U.S.            B555         0
 6.                                                                            RCFN
   Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)         2200 4,728,569




Memorandum
                                                    Dollar Amounts in Thousands
 1.Time deposits with a remaining maturity of one year or less (included in    RCFN
   Part II, item 6 above)                                                       A245 4,725,782


-------------------
 /1 Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
 /2 Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item
    2.b.
 /3 Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
 /4 Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item
    2.c.


SCHEDULE RC-F--OTHER ASSETS




                                                    Dollar Amounts in Thousands

 1.                                                                            RCFD
   Accrued interest receivable/1                                                B556   141,895
 2.                                                                            RCFD
   Net deferred tax assets/2                                                    2148         0
 3.Interest-only strips receivable (not in the form of a security)/3 on:
    a.                                                                         RCFD
      Mortgage loans                                                            A519         0
    b.                                                                         RCFD
      Other financial assets                                                    A520         0
 4.                                                                            RCFD
   Equity securities that DO NOT have readily determinable fair values/4        1752   374,842
 5.All other assets (itemize and describe amounts greater than $25,000 that    RCFD
   exceed 25% of this item)                                                     2168   871,219
    a.                                                                         RCFD
      Prepaid expenses                                                          2166         0
    b.                                                                         RCFD
      Cash surrender value of life insurance                                    C009   541,364
    c.                                                                         RCFD
      Repossessed personal property (including vehicles)                        1578         0
    d.Derivatives with a positive fair value held for purposes other than      RCFD
      trading                                                                   C010         0
    e.Retained interests in accrued interest receivable related to securitized RCON
      credit cards                                                              C436         0
    f.                                                                         RCFD
      (TEXT 3549)                                                               3549         0
    g.                                                                         RCFD
      (TEXT 3550)                                                               3550         0
    h.                                                                         RCFD
      (TEXT 3551)                                                               3551         0
 6.                                                                            RCFD
   Total (sum of items 1 through 5) (must equal Schedule RC, item 11)           2160 1,387,956


-----------------------
 /1 Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
 /2 See discussion of deferred income taxes in Glossary entry on "income taxes."
 /3 Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
 /4 Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

SCHEDULE RC-G--OTHER LIABILITIES




                                                    Dollar Amounts in Thousands
 1.                                                                            RCON
   a. Interest accrued and unpaid on deposits in domestic offices/1             3645   22,789
    b.                                                                         RCFD
      Other expenses accrued and unpaid (includes accrued income taxes payable) 3646  337,010
 2.                                                                            RCFD
   Net deferred tax liabilities/2                                               3049  515,363
 3.                                                                            RCFD
   Allowance for credit losses on off-balance sheet credit exposures            B557        0
 4.All other liabilities (itemize and describe amounts greater than $25,000    RCFD
   that exceed 25% of this item)                                                2938   43,754
    a.                                                                         RCFD
      Accounts payable                                                          3066   25,646
    b.                                                                         RCFD
      Deferred compensation liabilities                                         C011        0
    c.                                                                         RCFD
      Dividends declared but not yet payable                                    2932        0
    d.Derivatives with a negative fair value held for purposes other than      RCFD
      trading                                                                   C012        0
    e.                                                                         RCFD
      (TEXT 3552)                                                               3552        0
    f.                                                                         RCFD
      (TEXT 3553)                                                               3553        0
    g.                                                                         RCFD
      (TEXT 3554)                                                               3554        0
 5.                                                                            RCFD
   Total (sum of items 1 through 4) (must equal Schedule RC, item 20)           2930  918,916


-----------------------
 /1 For savings banks, include "dividends" accrued and unpaid on deposits.
 /2 See discussion of deferred income taxes in Glossary entry on "income taxes."



SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES




                                                    Dollar Amounts in Thousands
 1.                                                                            RCON
   Customers' liability to this bank on acceptances outstanding                 2155      1,707
 2.                                                                            RCON
   Bank's liability on acceptances executed and outstanding                     2920      1,707
 3.                                                                            RCON
   Securities purchased under agreements to resell                              B989     66,300
 4.                                                                            RCON
   Securities sold under agreements to repurchase                               B995    323,318
 5.                                                                            RCON
   Other borrowed money                                                         3190  5,526,099
EITHER
 6.                                                                            RCON
   Net due FROM own foreign offices, Edge and Agreement subsidiaries, and IBFs  2163          0
OR
 7.                                                                            RCON
   Net due TO own foreign offices, Edge and Agreement subsidiaries, and IBFs    2941  4,654,167
 8.Total assets (excludes net due from foreign offices, Edge and Agreement     RCON
   subsidiaries, and IBFs)                                                      2192 50,001,990
 9.Total liabilities (excludes net due to foreign offices, Edge and Agreement  RCON
   subsidiaries, and IBFs)                                                      3129 41,666,072

IN ITEMS 10-17, REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH
HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.
10.                                                                            RCON
   U.S. Treasury securities                                                     1039    131,294
11.                                                                            RCON
   U.S. Government agency obligations (exclude mortgage-backed securities)      1041    141,652
12.                                                                            RCON
   Securities issued by states and political subdivisions in the U.S.           1042    286,587
13.Mortgage-backed securities (MBS):
    a.Pass-through securities:
      (1)                                                                      RCON
         Issued or guaranteed by FNMA, FHLMC, or GNMA                           1043    469,614
      (2)                                                                      RCON
         Other pass-through securities.                                         1044          0
    b.Other mortgage-backed securities (include CMOs, REMICs, and stripped
      MBS):
      (1)                                                                      RCON
         Issued or guaranteed by FNMA, FHLMC, or GNMA                           1209    440,974
      (2)                                                                      RCON
         All other mortgage-backed securities                                   1280    193,656
14.                                                                            RCON
   Other domestic debt securities (include domestic asset-backed securities)    1281     85,732
15.                                                                            RCON
   Foreign debt securities (include foreign asset-backed securities)            1282     47,273
16.Investments in mutual funds and other equity securities with readily        RCON
   determinable fair values                                                     A510     13,995
17.Total amortized (historical) cost of both held-to-maturity and              RCON
   available-for-sale securities (sum of items 10 through 16)                   1374  1,810,777
18.                                                                            RCON
   Equity securities that do not have readily determinable fair values          1752    374,842



SCHEDULE RC-I--ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.




                                                    Dollar Amounts in Thousands
1.Total IBF assets of the consolidated bank (component of Schedule RC, item   RCFN
   12)                                                                           2133      N/A
 2.                                                                           RCFD
   Total IBF liabilities (component of Schedule RC, item 21)                     2898      N/A



SCHEDULE RC-K--QUARTERLY AVERAGES/1



                                                    Dollar Amounts in Thousands
ASSETS
 1.                                                                            RCFD
   Interest-bearing balances due from depository institutions                   3381     55,457
 2.U.S. Treasury securities and U.S. Government agency obligations2 (excluding RCFD
   mortgage-backed securities)                                                  B558    314,497
 3.                                                                            RCFD
   Mortgage-backed securities/2                                                 B559    770,318
 4.All other securities/2,/3 (includes securities issued by states and         RCFD
   political subdivisions in the U.S.)                                          B560    487,945
 5.                                                                            RCFD
   Federal funds sold and securities purchased under agreements to resell       3365  9,214,119
 6.Loans:
    a.Loans in domestic offices:
      (1)                                                                      RCON
         Total loans                                                            3360 36,794,953
      (2)                                                                      RCON
         Loans secured by real estate                                           3385 27,326,810
      (3)                                                                      RCON
         Loans to finance agricultural production and other loans to farmers    3386    178,845
      (4)                                                                      RCON
         Commercial and industrial loans                                        3387  4,883,087
      (5)Loans to individuals for household, family, and other personal expenditures:
         (a)                                                                   RCON
            Credit cards                                                        B561        141
         (b)Other (includes single payment, installment, all student loans,    RCON
            and revolving credit plans other than credit cards)                 B562  1,139,851
    b.                                                                         RCFN
      Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs 3360      1,860
 7.                                                                            RCFD
   Trading assets                                                               3401    104,109
 8.                                                                            RCFD
   Lease financing receivables (net of unearned income)                         3484  2,946,675
 9.                                                                            RCFD
   Total assets/4                                                               3368 53,597,728
LIABILITIES
10.Interest-bearing transaction accounts in domestic offices (NOW accounts,
   ATS accounts, and telephone and preauthorized transfer accounts) (exclude   RCON
   demand deposits)                                                             3485    296,417
11.Nontransaction accounts in domestic offices:
    a.                                                                         RCON
      Savings deposits (includes MMDAs)                                         B563 29,098,300
    b.                                                                         RCON
      Time deposits of $100,000 or more                                         A514    318,963
    c.                                                                         RCON
      Time deposits of less than $100,000                                       A529  1,589,804
12.Interest-bearing deposits in foreign offices, EDGE and Agreement            RCFN
   subsidiaries, and IBFs                                                       3404  5,304,184
13.                                                                            RCFD
   Federal funds purchased and securities sold under agreements to repurchase   3353  2,506,245
14.Other borrowed money (includes mortgage indebtedness and obligations under  RCFD
   capitalized leases)                                                          3355  6,718,735


--------------------
 /1 For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
 /2 Quarterly averages for all debt securities should be based on amortized cost.
 /3 Quarterly averages for all equity securities should be based on historical cost.
 /4 The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.



SCHEDULE RC-L-- DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.




                                                    Dollar Amounts in Thousands
1.Unused commitments:
    a.Revolving, open-end lines secured by 1-4 family residential properties,  RCFD
      e.g., home equity lines                                                   3814 1,777,930
    b.                                                                         RCFD
      Credit card lines                                                         3815         0
    c.Commercial real estate, construction, and land development:
      (1)                                                                      RCFD
         Commitments to fund loans secured by real estate                       3816    88,502
      (2)                                                                      RCFD
         Commitments to fund loans not secured by real estate                   6550    96,621
    d.                                                                         RCFD
      Securities underwriting                                                   3817         0
    e.                                                                         RCFD
      Other unused commitments                                                  3818 1,413,250
 2.                                                                            RCFD
   Financial standby letters of credit and foreign office guarantees            3819    58,526
    a.                                                                         RCFD
      Amount of financial standby letters of credit conveyed to others          3820       746
 3.                                                                            RCFD
   Performance standby letters of credit and foreign office guarantees          3821   455,719
    a.                                                                         RCFD
      Amount of performance standby letters of credit conveyed to others        3822     5,887
 4.                                                                            RCFD
   Commercial and similar letters of credit                                     3411    27,281
 5.Participations in acceptances (as described in the instructions) conveyed   RCFD
   to others by the reporting bank                                              3428         0
 6.Securities lent (including customers' securities lent where the customer is RCFD
   indemnified against loss by the reporting bank)                              3433   554,048
 7.CREDIT DERIVATIVES:
    a.NOTIONAL AMOUNT OF CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE RCFD
      GUARANTOR                                                                 A534         0
      (1)                                                                      RCFD
         GROSS POSITIVE FAIR VALUE                                              C219         0
      (2)                                                                      RCFD
         GROSS NEGATIVE FAIR VALUE                                              C220         0
    b.NOTIONAL AMOUNT OF CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE RCFD
      BENEFICIARY                                                               A535         0
      (1)                                                                      RCFD
         GROSS POSITIVE FAIR VALUE                                              C221         0
      (2)                                                                      RCFD
         GROSS NEGATIVE FAIR VALUE                                              C222         0
 8.                                                                            RCFD
   Spot foreign exchange contracts                                              8765         0

 9.All other off-balance sheet liabilities (exclude derivatives) (itemize and
   describe each component of this item over 25% of Schedule RC, item 28,      RCFD
   "Total equity capital")                                                      3430 3,126,858
    a.                                                                         RCFD
      Securities borrowed                                                       3432 3,126,858
    b.                                                                         RCFD
      Commitments to purchase when-issued securities                            3434         0
    c.                                                                         RCFD
      (TEXT 3555)                                                               3555         0
    d.                                                                         RCFD
      (TEXT 3556)                                                               3556         0
    e.                                                                         RCFD
      (TEXT 3557)                                                               3557         0
10.All other off-balance sheet assets (exclude derivatives) (itemize and
   describe each component of this item over 25% of Schedule RC, item 28,      RCFD
   "Total equity capital")                                                      5591         0
    a.                                                                         RCFD
      Commitments to sell when-issued securities                                3435         0
    b.                                                                         RCFD
      (TEXT 5592)                                                               5592         0
    c.                                                                         RCFD
      (TEXT 5593)                                                               5593         0
    d.                                                                         RCFD
      (TEXT 5594)                                                               5594         0
    e.                                                                         RCFD
      (TEXT 5595)                                                               5595         0
11.Year-to-date merchant credit card sales volume:
    a.                                                                         RCFD
      Sales for which the reporting bank is the acquiring bank                  C223         0
    b.                                                                         RCFD
      Sales for which the reporting bank is the agent bank with risk            C224         0


                                                   (COLUMN B)     (COLUMN C)
                                    (COLUMN A)       FOREIGN        EQUITY       (COLUMN D)
                                   INTEREST RATE    EXCHANGE      DERIVATIVE    COMMODITY AND
       Dollar Amounts in Thousands   CONTRACTS      CONTRACTS      CONTRACTS   OTHER CONTRACTS
12.Gross amounts (e.g., notional
   amounts) (for each column, sum
   of items 12.a through 12.e
   must equal sum of items 13 and
   14):
    a.                            RCFD            RCFD           RCFD           RCFD
      Futures contracts            8693         0  8694        0  8695        0  8696        0
    b.                            RCFD            RCFD           RCFD           RCFD
      Forward contracts            8697         0  8698        0  8699        0  8700        0
    c.Exchange-traded option
      contracts:
      (1)                         RCFD            RCFD           RCFD           RCFD
         Written options           8701         0  8702        0  8703        0  8704        0
      (2)                         RCFD            RCFD           RCFD           RCFD
         Purchased options         8705         0  8706        0  8707        0  8708        0
    d.Over-the-counter option
      contracts:
      (1)                         RCFD            RCFD           RCFD           RCFD
         Written options           8709   117,330  8710        0  8711        0  8712        0
      (2)                         RCFD            RCFD           RCFD           RCFD
         Purchased options         8713   619,790  8714        0  8715        0  8716        0
    e.                            RCFD            RCFD           RCFD           RCFD
      Swaps                        3450   897,193  3826        0  8719        0  8720   37,379
13.Total gross notional amount of                                RCFD           RCFD
   derivative contracts held for  RCFD            RCFD             8723          8724
   trading                         A126 1,434,313  A127        0              0         37,379
14.Total gross notional amount of                 RCFD           RCFD           RCFD
   derivative contracts held for  RCFD             8726           8727           8728
   purposes other than trading     8725   200,000             0              0              0
    a.Interest rate swaps where
      the bank has agreed to pay  RCFD
      a fixed rate                 A589         0


15.Gross fair values of
   derivative contracts:
    a.Contracts held for trading:
      (1)                         RCFD            RCFD           RCFD           RCFD
         Gross positive fair value 8733   43,923   8734       0   8735        0  8736    8,609
      (2)                         RCFD            RCFD           RCFD           RCFD
         Gross negative fair value 8737   40,732   8738       0   8739        0  8740    8,389
    b.Contracts held for purposes
      other than trading:
      (1)                         RCFD            RCFD           RCFD           RCFD
         Gross positive fair value 8741   19,589   8742       0   8743        0  8744        0
      (2)                         RCFD            RCFD           RCFD           RCFD
         Gross negative fair value 8745        0   8746       0   8747        0  8748        0



SCHEDULE RC-M--MEMORANDA




                                                    Dollar Amounts in Thousands
1.Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a.Aggregate amount of all extensions of credit to all executive officers,  RCFD
      directors, principal shareholders, and their related interests            6164     3,031
    b.Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this RCFD
      purpose in agency regulations                                             6165    NUMBER
                                                                                             3
 2.Intangible assets other than goodwill:
    a.                                                                         RCFD
      Mortgage servicing assets                                                 3164       113
      (1)                                                                      RCFD
         Estimated fair value of mortgage servicing assets                      A590       113
    b.                                                                         RCFD
      Purchased credit card relationships and nonmortgage servicing assets      B026     2,149
    c.                                                                         RCFD
      All other identifiable intangible assets                                  5507     4,904
    d.Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item     RCFD
      10.b)                                                                     0426     7,166
 3.Other real estate owned:
    a.                                                                         RCFD
      Direct and indirect investments in real estate ventures                   5372         0
    b.All other real estate owned:
      (1)                                                                      RCON
         Construction, land development, and other land in domestic offices     5508         0
      (2)                                                                      RCON
         Farmland in domestic offices                                           5509       466
      (3)                                                                      RCON
         1-4 family residential properties in domestic offices                  5510     4,208
      (4)                                                                      RCON
         Multifamily (5 or more) residential properties in domestic offices     5511         0
      (5)                                                                      RCON
         Nonfarm nonresidential properties in domestic offices                  5512     1,054
      (6)In foreign offices                                                    RCFN
                                                                                5513         0
    c.                                                                         RCFD
      Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)         2150     5,728
 4.Investments in unconsolidated subsidiaries and associated companies:
    a.                                                                         RCFD
      Direct and indirect investments in real estate ventures                   5374         0
    b.All other investments in unconsolidated subsidiaries and associated      RCFD
      companies                                                                 5375         0
    c.                                                                         RCFD
      Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)         2130         0
 5.Other borrowed money:
    a.Federal Home Loan Bank advances:
      (1)                                                                      RCFD
         With a remaining maturity of one year or less/1                        2651 1,660,085
      (2)                                                                      RCFD
         With a remaining maturity of more than one year through three years    B565 1,885,165
      (3)                                                                      RCFD
         With a remaining maturity of more than three years                     B566 1,950,000

    b.Other borrowings:
      (1)                                                                      RCFD
         With a remaining maturity of one year or less                          B571   19,015
      (2)                                                                      RCFD
         With a remaining maturity of more than one year through three years    B567    9,988
      (3)                                                                       CFD
         With a remaining maturity of more than three years                     B568    1,846
    c.Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item RCFD
      16)                                                                       3190 5,526,099
 6.Does the reporting bank sell private label or third party mutual funds and  RCFD
   annuities?                                                                   B569    YES/NO
                                                                                           YES
 7.Assets under the reporting bank's management in proprietary mutual funds    RCFD
   and annuities                                                                B570         0
 8.Primary Internet Web site address of the bank (home page), if any
      (Example:www.examplebank.com)
      (TEXT 4087) www.wellsfargo.com
 9.Do any of the bank's Internet Web sites have transactional capability, i.e,
   allow the bank's customers to execute transactions on their accounts        RCFD
   through the Web site?                                                        4088    YES/NO
                                                                                           YES


--------------------
 /1 INCLUDES OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES.



SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS




                                                   (COLUMN A)     (COLUMN B)
                      Dollar Amounts in Thousands  PAST DUE 30    PAST DUE 90
                                                   THROUGH 89    DAYS OR MORE
                                                 DAYS AND STILL    AND STILL     (COLUMN C)
                                                    ACCRUING       ACCRUING      NONACCRUAL
 1.Loans secured by real estate:
    a.Construction, land development, and other  RCON           RCON           RCON
      land loans in domestic offices               2759    1,080  2769      120  3492    1,097
    b.                                           RCON           RCON           RCON
      Secured by farmland in domestic offices      3493      996  3494        0  3495    1,680
    c.Secured by 1-4 family residential
      properties in domestic offices:
      (1)Revolving, open-end loans secured by
         1-4 family residential properties and   RCON           RCON           RCON
         extended under lines of credit            5398    2,222  5399      200  5400    3,456
      (2)Closed-end loans secured by 1-4 family
         residential properties
                                                 RCON           RCON           RCON
         (A) SECURED BY FIRST LIENS                C236  125,976  C237    7,469  C229   19,106
                                                 RCON           RCON           RCON
         (B) SECURED BY JUNIOR LIENS               C238    6,807  C239    1,266  C230      103
    d.Secured by multifamily (5 or more)         RCON           RCON           RCON
      residential properties in domestic offices   3499       83  3500        0  3501      323
    e.Secured by nonfarm nonresidential          RCON           RCON           RCON
      properties in domestic offices               3502    6,086  3503      170  3504   12,875
    f.                                           RCFN           RCFN           RCFN
      In foreign offices                           B572        0  B573        0  B574        0
 2.Loans to depository institutions and
   acceptances of other banks:
    a.To U.S. banks and other U.S. depository    RCFD           RCFD           RCFD
      institutions                                 5377        0  5378        0  5379        0
    b.                                           RCFD           RCFD           RCFD
      To foreign banks                             5380        0  5381        0  5382        0
 3.Loans to finance agricultural production and  RCFD           RCFD           RCFD
   other loans to farmers                          1594    2,967  1597        5  1583      785
 4.Commercial and industrial loans:
    a.                                           RCFD           RCFD           RCFD
      To U.S. addressees (domicile)                1251   31,087  1252      464  1253  101,867
    b.                                           RCFD           RCFD           RCFD
      To non-U.S. addressees (domicile)            1254        0  1255        0  1256        0
 5.Loans to individuals for household, family,
   and other personal expenditures:
    a.                                           RCFD           RCFD           RCFD
      Credit cards                                 B575        0  B576        0  B577        0
    b.Other (includes single payment,                           RCFD           RCFD
      installment, all student loans, and                         B579           B580
      revolving credit plans other than credit   RCFD
      cards)                                       B578   18,557          9,284          1,390
 6.Loans to foreign governments and official     RCFD           RCFD           RCFD
   institutions                                    5389        0  5390        0  5391        0
 7.                                              RCFD           RCFD           RCFD
   All other loans                                 5459      603  5460       19  5461    1,607


 8.Lease financing receivables:
    a.                                           RCFD           RCFD           RCFD
      Of U.S. addressees (domicile)                1257   27,383  1258        0  1259   64,230
    b.                                           RCFD           RCFD           RCFD
      Of non-U.S. addressees (domicile)            1271        0  1272        0  1791        0
 9.Debt securities and other assets (exclude
   other real estate owned and other repossessed RCFD           RCFD           RCFD
   assets)                                         3505        0  3506        0  3507        0
Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
10.Loans and leases reported in items 1 through
   8 above which are wholly or partially         RCFD           RCFD           RCFD
   guaranteed by the U.S. Government               5612   10,013  561     8,789  5614      228
    a.Guaranteed portion of loans and leases     RCFD           RCFD           RCFD
      included in item 10 above                    5615    9,933  5616    8,785  5617      114


Memoranda
                                                   (COLUMN A)     (COLUMN B)
                      Dollar Amounts in Thousands  PAST DUE 30    PAST DUE 90
                                                   THROUGH 89    DAYS OR MORE
                                                 DAYS AND STILL    AND STILL     (COLUMN C)
                                                    ACCRUING       ACCRUING      NONACCRUAL
 1.Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and
   not reported in Schedule RC-C, Part I,        RCFD           RCFD           RCFD
   Memorandum item 1)                              1658        0  1659        0  1661        0
 2.Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in      RCFD           RCFD           RCFD
   Schedule RC-N, items 4 and 7, above             6558    1,968  6559        0  6560    1,356
 3.Loans secured by real estate to non-U.S.
   addressees (domicile) (included in Schedule   RCFD           RCFD           RCFD
   RC-N, item 1, above)                            1248        0  1249        0  1250        0
 4.Not applicable
 5.Loans and leases held for sale (included in   RCFD           RCFD           RCFD
   Schedule RC-N, items 1 through 8,above)         C240   95,119  C241   12,001  C226    2,953


                                     Dollar Amounts in Thousands  (COLUMN A)     (COLUMN B)
                                                                  PAST DUE 30    PAST DUE 90
                                                                THROUGH 89 DAYS DAYS OR MORE
 6.Interest rate, foreign exchange rate, and other commodity    RCFD           RCFD
   and equity contracts: Fair value of amounts carried as assets  3529        0  3530        0


SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS




                                                    Dollar Amounts in Thousands
 1.Unposted debits (see instructions):
    a.                                                                         RCON
      Actual amount of all unposted debits                                       0030          0
    OR
    b.Separate amount of unposted debits:
      (1)                                                                      RCON
         Actual amount of unposted debits to demand deposits                     0031          0
      (2)                                                                      RCON
         Actual amount of unposted debits to time and savings deposits/1         0032          0
 2.Unposted credits (see instructions):
    a.                                                                         RCON
      Actual amount of all unposted credits                                      3510          0
    OR
    b.Separate amount of unposted credits:
      (1)                                                                      RCON
         Actual amount of unposted credits to demand deposits                    3512          0
      (2)                                                                      RCON
         Actual amount of unposted credits to time and savings deposits/1        3514          0
 3.Uninvested trust funds (cash) held in bank's own trust department (not      RCON
   included in total deposits in domestic offices)                               3520          0
 4.Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a.                                                                         RCON
      Demand deposits of consolidated subsidiaries                               2211    704,463
    b.                                                                         RCON
      Time and savings deposits1 of consolidated subsidiaries                    2351          0
    c.                                                                         RCON
      Interest accrued and unpaid on deposits of consolidated subsidiaries       5514          0
 5.Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a.                                                                         RCON
      Demand deposits in insured branches (included in Schedules RC-E, Part II)  2229          0
    b.Time and savings deposits1 in insured branches (included in Schedule     RCON
      RC-E, Part II)                                                             2383          0
    c.Interest accrued and unpaid on deposits in insured branches (included in RCON
      Schedule RC-G, item 1.b.)                                                  5515          0
 6.Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a.Amount reflected in demand deposits (included in Schedule RC-E, Part I,  RCON
      item 7, column B)                                                          2314          0
    b.Amount reflected in time and savings deposits1 (included in Schedule     RCON
      RC-E, Part I, item 7, column A or C, but not column B)                     2315          0
 7.Unamortized premiums and discounts on time and savings deposits:/1,/2
    a.                                                                         RCON
      Unamortized premiums                                                       5516          0
    b.                                                                         RCON
      Unamortized discounts                                                      5517          0


 8.TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
    a.Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1)Total deposits purchased or acquired from other FDIC-insured          RCON
         institutions during the quarter                                         A531          0
      (2)Amount of purchased or acquired deposits reported in item 8.a.(1)
         above attributable to a secondary fund (i.e., BIF members report
         deposits attributable to SAIF; SAIF members report deposits           RCON
         attributable to BIF)                                                    A532          0
    b.Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of
      deposits in foreign offices other than insured branches in Puerto Rico   RCON
      and U.S. territories and possessions)                                      A533          0
 9.                                                                            RCON
   Deposits in lifeline accounts                                                 5596        N/A
10.Benefit-responsive "Depository Institution Investment Contracts" (included  RCON
   in total deposits in domestic offices)                                        8432          0
11.Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule
   RC-E for certain reciprocal demand balances:
    a.Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
      territories and possessions that were reported on a gross basis in       RCON
      Schedule RC-E had been reported on a net basis                             8785          0
    b.Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S.
      territories and possessions) that were reported on a net basis in        RCON
      Schedule RC-E had been reported on a gross basis                           A181          0
    c.Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S.
      banks and savings associations and insured branches in Puerto Rico and   RCON
      U.S. territories and possessions in Schedule RC-E                          A182          0
12.Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a.                                                                         RCON
      Amount of assets netted against demand deposits                            A527          0
    b.                                                                         RCON
      Amount of assets netted against time and savings deposits                  A528          0


Memoranda (to be completed each quarter except as noted)
 1.Total deposits in domestic offices of the bank and in insured branches in
   Puerto Rico and U.S. territories and possessions (sum of Memorandum items
   1.a.(1) and 1.b.(1) must equal the sum of Schedule RC, item 13.a, and
   Schedule RC-O, items 5.a and 5.b):
    a.Deposit account of $100,000 or less:
      (1)                                                                      RCON
         AMOUNT of deposit accounts of $100,000 or less                          2702  9,256,790
      (2)NUMBER of deposit accounts of $100,000 or less (to be completed for   RCON
         the June report only)                                                   3779     Number
                                                                                             N/A
    b.Deposit accounts of more than $100,000:
      (1)                                                                      RCON
         AMOUNT of deposit accounts of more than $100,000                        2710 23,579,075
      (2)NUMBER of deposit accounts of more than $100,000                      RCON
                                                                                 2722     Number
                                                                                          19,036
MEMORANDUM ITEM 2 IS TO BE COMPLETED BY ALL BANKS.
 2.Estimated amount of uninsured deposits in domestic offices of the bank and
   in insured branches in Puerto Rico and U.S. territories and possessions     RCON
   (see instructions)                                                            5597 21,675,475


 3.Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's
   Call Report or Thrift Financial Report? If so, report the legal title and
   FDIC Certificate Number of the parent bank or parent savings association:     FDIC   Cert No.
                                                                               RCON
   (TEXT A545)                                                                   A545          0


------------------
 /1 For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits
 /2 Exclude core deposit intangibles.



SCHEDULE RC-R--REGULATORY CAPITAL




                                                    Dollar Amounts in Thousands
Tier 1 capital
 1.                                                                            RCFD
   Total equity capital (from Schedule RC, item 28)                              3210  3,681,751
 2.LESS: Net unrealized gains (losses) on available-for-sale securities/1
   (if a gain, report as a positive value; if a loss, report as a              RCFD
   negative value)                                                               8434     52,026
 3.LESS: Net unrealized loss on available-for-sale EQUITY securities/1 (report RCFD
   loss as a positive value)                                                     A221          0
 4.LESS: Accumulated net gains (losses) on cash flow hedges/1 (if a gain,      RCFD
   report as a positive value; if a loss, report as a negative value)            4336          0
 5.                                                                            RCFD
   LESS: Nonqualifying perpetual preferred stock                                 B588          0
 6.                                                                            RCFD
   Qualifying minority interests in consolidated subsidiaries                    B589          0
 7.                                                                            RCFD
   LESS: Disallowed goodwill and other disallowed intangible assets              B590    296,361
 8.                                                                            RCFD
   Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                 C227  3,333,364
 9.                                                                            RCFD
   a. LESS: Disallowed servicing assets and purchased credit card relationships  B591         11
                                                                               RCFD
   b. LESS: Disallowed deferred tax assets                                       5610          0
10.                                                                            RCFD
   Other additions to (deductions from) Tier 1 capital                           B592          0
11.                                                                            RCFD
   Tier 1 capital (sum of items 8, and 10, less items 9.a and 9.b)               8274  3,333,353
TIER 2 CAPITAL
12.                                                                            RCFD
   Qualifying subordinated debt and redeemable preferred stock                   5306          0
13.                                                                            RCFD
   Cumulative perpetual preferred stock includible in Tier 2 capital             B593          0
14.                                                                            RCFD
   Allowance for loan and lease losses includible in Tier 2 capital              5310    283,003
15.Unrealized gains on available-for-sale equity securities includible in Tier RCFD
   2 capital                                                                     2221        303
16.                                                                            RCFD
   Other Tier 2 capital components                                               B594          0
17.                                                                            RCFD
   Tier 2 capital (sum of items 12 through 16)                                   5311    283,306
18.                                                                            RCFD
   Allowable Tier 2 capital (lesser of item 11 or 17)                            8275    283,306
19.                                                                            RCFD
   Tier 3 capital allocated for market risk                                      1395          0
20.                                                                            RCFD
   LESS: Deductions for total risk-based capital                                 B595          0
21.                                                                            RCFD
   Total risk-based capital (sum of items 11, 18, and 19, less item 20)          3792  3,616,659
TOTAL ASSETS FOR LEVERAGE RATIO
22.                                                                            RCFD
   Average total assets (from Schedule RC-K, item 9)                             3368 53,597,728
23.LESS: Disallowed goodwill and other disallowed intangible assets (from item RCFD
   7 above)                                                                      B590    296,361


24.LESS: Disallowed servicing assets and purchased credit card relationships   RCFD
   (from item 9.a above)                                                         B591         11
25.                                                                            RCFD
   LESS: Disallowed deferred tax assets (from item 9.b above)                    5610          0
26.                                                                            RCFD
   LESS: Other deductions from assets for leverage capital purposes              B596          0
27.Average total assets for leverage capital purposes (item 22 less items 23   RCFD
   through 26)                                                                   A224 53,301,356
ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28.                                                                            RCFD
   a. ADJUSTMENT TO TIER 1 CAPITAL REPORTED IN ITEM 11                           C228          0
                                                                               RCFD
   b. Adjustment to total risk-based capital reported in item 21                 B503          0
29.                                                                            RCFD
   Adjustment to risk-weighted assets reported in item 62                        B504          0
30.                                                                            RCFD
   Adjustment to average total assets reported in item 27                        B505          0


CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be      (COLUMN A)     (COLUMN B)
completed by banks with financial subsidiaries.)                  PERCENTAGE     PERCENTAGE
31.                                                             RCFD           RCFD
   Tier 1 leverage ratio/2                                        7273        0  7204     6.25
32.                                                             RCFD           RCFD
   Tier 1 risk-based capital ratio/3                              7274        0  7206    11.33
33.                                                             RCFD           RCFD
   Total risk-based capital ratio/4                               7275        0  7205    12.29


Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                 (COLUMN A) (COLUMN B) (COLUMN C)(COLUMN  (COLUMN   (COLUMN F)
                                   TOTALS    ITEMS NOT              D)        E)
                                    (FROM   SUBJECT TO    ALLOCATION BY RISK WEIGHT CATEGORY
                                  SCHEDULE  RISK-WEIGHTING  0%       20%      50%       100%
      Dollar Amounts in Thousands    RC)


BALANCE SHEET ASSET CATEGORIES
 34.Cash and balances due from
    depository institutions
    (Column A equals the sum of
    Schedule RC, items 1.a and
    1.b)                           RCFD 0010            RCFD B600 RCFD B601            RCFD B602
                                   1,869,976              403,740 1,466,236                    0
 35.Held-to-maturity securities    RCFD 1754  RCFD B603 RCFD B604 RCFD B605 RCFD B606  RCFD B607
                                           0          0         0         0         0          0
 36.Available-for-sale securities  RCFD 1773  RCFD B608 RCFD B609 RCFD B610 RCFD B611  RCFD B612
                                   1,894,615     83,535   351,476 1,198,001    98,094    163,509
 37.Federal funds sold and
    securities purchased under
    agreements to resell           RCFD C225            RCFD C063 RCFD C064            RCFD B520
                                   4,486,310                    0 4,486,310                    0
 38.Loans and leases held for
    sale                           RCFD 5369  RCFD B617 RCFD B618 RCFD B619 RCFD B620  RCFD B621
                                  21,749,977          0        0 2,878,494 18,868,530      2,953
 39.Loans and leases, net of
    unearned income/5              RCFD B528  RCFD B622 RCFD B623 RCFD B624 RCFD B625  RCFD B626
                                  18,479,391          0         0 3,589,948 1,885,894 13,003,549

 40.LESS: Allowance for loan and
    lease losses                   RCFD 3123  RCFD 3123
                                     283,003    283,003
 41.Trading assets                 RCFD 3545  RCFD B627 RCFD B628 RCFD B629 RCFD B630  RCFD B631
                                      53,262     52,005         0     1,257         0          0
 42.All other assets/6             RCFD B639  RCFD B640 RCFD B641 RCFD B642 RCFD B643  RCFD 5339
                                   1,854,372    296,372    68,028   288,100    73,944  1,127,928
 43.Total assets (sum of items
    34 through 42)                 RCFD 2170  RCFD B644 RCFD 5320 RCFD 5327 RCFD 5334   RCFD 5340
                                  50,104,900    148,909   823,244 13,908,34 20,926,462 14,297,939


                             (COLUMN   CREDIT    (COLUMN   (COLUMN  (COLUMN  (COLUMN  (COLUMN
Dollar Amounts in Thousands  A) FACE CONVERSION B) CREDIT    C)       D)          E)        F)
                             VALUE OR  FACTOR  EQUIVALENT ALLOCATION BY RISK WEIGHT CATEGORY
                             NOTIONAL           AMOUNT/7     0%       20%      50%      100%
                              AMOUNT


DERIVATIVES AND OFF-BALANCE
SHEET ITEMS
44.Financial standby letters
   of credit                 RCFD B546          RCFD B547 RCFD B548 RCFD B581 RCFD B582 RCFD B583
                                58,526     1.00    58,526         0         0         0    58,526
45.Performance standby
   letters of credit         RCFD 3821          RCFD B650 RCFD B651 RCFD B652 RCFD B653 RCFD B654
                               455,719     0.50   227,860         0         0         0   227,860
46.Commercial and similar
   letters of credit         RCFD 3411          RCFD B655 RCFD B656 RCFD B657 RCFD B658 RCFD B659
                                27,281     0.20     5,456         0         0         0     5,456
47.Risk participations in
   bankers acceptances
   acquired by the reporting
   institution               RCFD 3429          RCFD B660 RCFD B661 RCFD B662           RCFD B663
                                     0     1.00         0         0         0                   0
48.Securities lent           RCFD 3433          RCFD B664 RCFD B665 RCFD B666 RCFD B667 RCFD B668
                               554,048     1.00   554,048         0   554,048         0         0
49.Retained recourse on
   small business
   obligations sold with
   recourse                  RCFD A250          RCFD B669 RCFD B670 RCFD B671 RCFD B672 RCFD B673
                                     0     1.00         0         0         0         0         0
50.Recourse and direct
   credit substitutes (other
   than financial standby
   letters of credit)
   subject to the low-level
   exposure rule and
   residual interests
   subject to a
   dollar-for-dollar capital
   requirement               RCFD B541          RCFD B542                               RCFD B543
                                     0    12.5*         0                                       0
51.All other financial
   assets sold with recourse RCFD B675          RCFD B676 RCFD B677 RCFD B678 RCFD B679 RCFD B680
                                     0     1.00         0         0         0         0         0
52.All other off-balance
   sheet liabilities         RCFD B681          RCFD B682 RCFD B683 RCFD B684 RCFD B685 RCFD B686
                                     0     1.00         0         0         0         0         0
53.Unused commitments with
   an original maturity
   exceeding one year        RCFD 3833          RCFD B687 RCFD B688 RCFD B689 RCFD B690 RCFD B691
                             2,936,001     0.50 1,468,001         0     1,621    29,314 1,437,066
54.Derivative contracts                         RCFD A167 RCFD B693 RCFD B694 RCFD B695
                                                   87,736         0    53,587    34,149


                                                         (COLUMN  (COLUMN  (COLUMN E)(COLUMN
                              Dollar Amounts in Thousands   C)       D)                 F)
                                                          ALLOCATION BY RISK WEIGHT CATEGORY
                                                            0%       20%      50%      100%
TOTALS
55.Total assets, derivatives, and off-balance sheet
   items by risk weight category (for each column, sum
   of items 43 through 54)                              RCFD B696  RCFD B697  RCFD B698  RCFD B699
                                                          823,244 14,517,602 20,989,925 16,026,847
56.Risk weight factor                                    x 0%     x 20%    x 50%     x 100%
57.Risk-weighted assets by risk weight category (for
   each column, item 55 multiplied by item 56)          RCFD B700  RCFD B701  RCFD B702  RCFD B703
                                                                0  2,903,520 10,494,963 16,026,847
58.Market risk equivalent assets                                                         RCFD 1651
                                                                                                 0
59.Risk-weighted assets before deductions for excess
   allowance for loan and lease losses and allocated
   transfer risk reserve (sum of item 57, columns C
   through F, and item 58)                                                               RCFD B704
                                                                                        29,425,330
60.LESS: Excess allowance for loan and lease losses                                      RCFD A222
                                                                                                 0
61.LESS: Allocated transfer risk reserve                                                 RCFD 3128
                                                                                                 0
62.Total risk-weighted assets (item 59 minus items 60
   and 61)                                                                               RCFD A223
                                                                                        29,425,330


Memoranda
                                                    Dollar Amounts in Thousands
 1.Current credit exposure across all derivative contracts covered by the       RCFD
   risk-based capital standards.                                                  8764      72,121


                                                  (COLUMN A) ONE   (COLUMN B)
                                                  YEAR OR LESS   OVER ONE YEAR
                                                                 THROUGH FIVE    (COLUMN C)
                                                                    YEARS     OVER FIVE YEARS
 2.Notional principal amounts of derivative
   contracts:/8
    a.                                           RCFD            RCFD           RCFD
      Interest rate contracts                      3809  299,525  8766  695,426  8767  522,032
    b.                                           RCFD            RCFD           RCFD
      Foreign exchange contracts                   3812        0  8769        0  8770        0
    c.                                           RCFD            RCFD           RCFD
      Gold contracts                               8771        0  8772        0  8773        0
    d.                                           RCFD            RCFD           RCFD
      Other precious metals contracts              8774        0  8775        0  8776        0
    e.                                           RCFD            RCFD           RCFD
      Other commodity contracts                    8777    8,882  8778   28,497  8779        0
    f.                                           RCFD             RCFD          RCFD
      Equity derivative contracts                  A000        0  A001        0  A002        0


-----------------------
 *Or institution-specific factor.
 /1 Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
 /2 The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27 minus item 30).
 /3 The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62 minus item 29).
 /4 The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).
 /5 Include any allocated transfer risk reserve in column B
 /6 Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.
 /7 Column A multiplied by credit conversion factor.
 /8 Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.



SCHEDULE RC-S--SERVICING, SECURITIZATION AND ASSET SALE ACTIVITIES


                              (COLUMN    (COLUMN  (COLUMN C) (COLUMN  (COLUMN  (COLUMN F) (COLUMN
                                A)         B)      CREDIT        D)       E)    COMMERCIAL    G)
  Dollar Amounts in Thousands  1-4        HOME     CARD       AUTO     OTHER    AND          ALL
                              FAMILY     EQUITY   RECEIVABLES LOANS   CONSUMER INDUSTRIAL   OTHER
                             RESIDENTIAL LINES                        LOANS    LOANS       LOANS  AND
                             1 LOANS                                                       ALL LEASES
Bank Securitization
Activities
 1.Outstanding principal
   balance of assets sold
   and securitized by the
   reporting bank with
   servicing retained or
   with recourse or other
   seller-provided credit
   enhancements              RCFD B705 RCFD B706  RCFD B707 RCFD B708 RCFD B709 RCFD B710 RCFD B711
                                     0         0          0         0         0         0         0
 2.Maximum amount of credit
   exposure arising from
   recourse or other
   seller-provided credit
   enhancements provided to
   structures reported in
   item 1 in the form of:
    a.Credit-enhancing
      interest-only strips
      (included in Schedules
      RC-B or RC-F or in
      Schedule RC, item 5)   RCFD B712 RCFD B713 RCFD B714 RCFD B715 RCFD B716 RCFD B717 RCFD B718
                                     0         0         0         0         0         0         0
    b.Subordinated
      securities, and other
      residual interests     RCFD C393 RCFD C394 RCFD C395 RCFD C396 RCFD C397 RCFD C398 RCFD C399
                                     0         0         0        0          0         0         0
    c.Standby letters of
      credit and other
      enhancements           RCFD C400 RCFD C401 RCFD C402 RCFD C403 RCFD C404 RCFD C405 RCFD C406
                                     0         0         0         0         0         0         0
 3.Reporting bank's unused
   commitments to provide
   liquidity to structures
   reported in item 1        RCFD B726 RCFD B727 RCFD B728 RCFD B729 RCFD B730 RCFD B731 RCFD B732
                                     0         0         0         0         0         0         0
 4.Past due loan amounts
   included in item 1:
    a.30-89 days past due    RCFD B733 RCFD B734 RCFD B735 RCFD B736 RCFD B737 RCFD B738 RCFD B739
                                     0         0         0         0         0         0        0
    b.90 days or more past
      due                    RCFD B740 RCFD B741 RCFD B742 RCFD B743 RCFD B744 RCFD B745 RCFD B746
                                     0         0         0         0         0         0         0
 5.Charge-offs and
   recoveries on assets sold
   and securitized with
   servicing retained or
   with recourse or other
   seller-provided credit
   enhancements (calendar
   year-to-date):
    a.Charge-offs            RIAD B747 RIAD B748 RIAD B749 RIAD B750 RIAD B751 RIAD B752 RIAD B753
                                     0         0         0         0         0         0         0
    b.Recoveries             RIAD B754 RIAD B755 RIAD B756 RIAD B757 RIAD B758 RIAD B759 RIAD B760
                                     0         0         0         0         0         0         0


 6.Amount of ownership (or
   seller's) interests
   carried as:
    a.Securities (included
      in Schedule RC-B or in
      Schedule RC, item 5)            RCFD B761 RCFD B762                   RCFD B763
                                              0         0                           0
    b.Loans (included in
      Schedule RC-C)                  RCFD B500 RCFD B501                   RCFD B502
                                              0         0                           0
 7.Past due loan amounts
   included in interests
   reported in item 6. a:
    a.30-89 days past due             RCFD B764 RCFD B765                   RCFD B766
                                              0         0                           0
    b.90 days or more past
      due                             RCFD B767 RCFD B768                   RCFD B769
                                              0         0                           0
 8.Charge-offs and
   recoveries on loan
   amounts included in
   interests reported in
   item 6. a (calendar
   year-to-date):
    a.Charge-offs                     RIAD B770 RIAD B771                   RIAD B772
                                              0         0                           0
    b.Recoveries                      RIAD B773 RIAD B774                   RIAD B775
                                              0         0                           0
FOR SECURITIZATION
FACILITIES SPONSORED BY OR
OTHERWISE ESTABLISHED BY
OTHER INSTITUTIONS
 9.Maximum amount of credit
   exposure arising from
   credit enhancements
   provided by the reporting
   bank to other
   institutions'
   securitization structures
   in the form of standby
   letters of credit,
   purchased subordinated
   securities, and other
   enhancements              RCFD B776 RCFD B777 RCFD B778 RCFD B779 RCFD B780 RCFD B781 RCFD B782
                                     0         0         0         0         0         0         0
10.Reporting bank's unused
   commitments to provide
   liquidity to other
   institutions'
   securitization structures RCFD B783 RCFD B784 RCFD B785 RCFD B786 RCFD B787 RCFD B788 RCFD B789
                                     0         0         0         0         0         0         0
BANK ASSET SALES
11.Assets sold with recourse
   or other seller-provided
   credit enhancements and
   not securitized           RCFD B790 RCFD B791  RCFD B792 RCFD B793 RCFD B794 RCFD B795 RCFD B796
                                     0         0          0         0         0         0         0
12.Maximum amount of credit
   exposure arising from
   recourse or other
   seller-provided credit
   enhancements provided to
   assets reported in item 11RCFD B797 RCFD B798 RCFD B799 RCFD B800 RCFD B801 RCFD B802 RCFD B803
                                     0         0         0         0         0         0         0

Memoranda
                                                    Dollar Amounts in Thousands
 1.Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
    a.                                                                         RCFD
      Outstanding principal balance                                              A249        0
    b.                                                                         RCFD
      Amount of retained recourse on these obligations as of the report date     A250        0
 2.Outstanding principal balance of assets serviced for others:
    a.1-4 family residential mortgages serviced with recourse or other         RCFD
      servicer-provided credit enhancements                                      B804        0
    b.1-4 family residential mortgages serviced with no recourse or other      RCFD
      servicer- provided credit enhancements                                     B805      183
    c.                                                                         RCFD
      Other financial assets/1                                                   A591   48,733
 3.Asset-backed commercial paper conduits:
    a.Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
      (1)Conduits sponsored by the bank, a bank affiliate, or the bank's       RCFD
         holding company                                                         B806        0
      (2)                                                                      RCFD
         Conduits sponsored by other unrelated institutions                      B807        0
    b.Unused commitments to provide liquidity to conduit structures:
      (1)Conduits sponsored by the bank, a bank affiliate, or the bank's       RCFD
         holding company                                                         B808        0
      (2)                                                                      RCFD
         Conduits sponsored by other unrelated institutions                      B809        0
 4.OUTSTANDING CREDIT CARD FEES AND FINANCE CHARGES INCLUDED IN SCHEDULE RC-S, RCFD
   ITEM 1, COLUMN C/2                                                            C407        0


-----------------------
 /1 Memorandum item 2.c is to be completed , if the principal balance of other financial assets serviced for others is more than $10 million.
 /2 Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.


SCHEDULE RC-T--FIDUCIARY AND RELATED SERVICES

Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.


                                                                                        YES/NO
 1.Does the institution have fiduciary powers? (If "NO," do not complete       RCFD
   Schedule RC-T)                                                                A345      YES
 2.                                                                            RCFD
   Does the institution exercise the fiduciary powers it has been granted?       A346      YES
 3.Does the institution have any fiduciary or related activity (in the form of
   assets or accounts) to report in this schedule? (If "NO," do not complete   RCFD
   the rest of Schedule RC-T.)                                                   B867      YES
If the answer to item 3 is "YES," complete the applicable items of Schedule
RC-T, as follows:
Institutions with total fiduciary assets (item 9, sum of columns A and B)
greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
- Items 4 through 19.a quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B)
greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) of
$100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 11 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.



                                                                             (COLUMN   (COLUMN
                                                          (COLUMN  (COLUMN      C)       D)
                                                             A)     B) NON-   NUMBER     NUMBER
                                                         MANAGED   MANAGED      OF      OF NON-
                                                         (ASSETS    ASSETS    MANAGED  MANAGED
                              Dollar Amounts in Thousands                    ACCOUNTS  ACCOUNTS

FIDUCIARY AND RELATED ASSETS
 4.Personal trust and agency accounts                    RCFD B868   RCFD B869 RCFD B870 RCFD B871
                                                         6,170,552     585,593     7,813       162
 5.Retirement related trust and agency accounts:
    a.Employee benefit-defined contribution              RCFD B872   RCFD B873 RCFD B874 RCFD B875
                                                         2,265,567  20,917,194       90      2,269
    b.Employee benefit-defined benefit                   RCFD B876   RCFD B877 RCFD B878 RCFD B879
                                                         2,807,890  13,824,356       83        441
    c.Other retirement accounts                          RCFD B880   RCFD B881 RCFD B882 RCFD B883
                                                         1,320,820   4,260,675     1,348       581
 6.Corporate trust and agency accounts                   RCFD B884   RCFD B885 RCFD C001 RCFD C002
                                                         1,610,321  51,227,089       316    12,698
 7.Investment management agency accounts                 RCFD B886             RCFD B888
                                                           254,996                   280
 8.Other fiduciary accounts                              RCFD B890   RCFD B891 RCFD B892 RCFD B893
                                                           364,649   6,680,001       107       435


 9.Total fiduciary accounts (sum of items 4 through 8)   RCFD B894   RCFD B895 RCFD B896 RCFD B897
                                                        14,794,799   7,494,908    10,037    16,586
10.Custody and safekeeping accounts                                  RCFD B898           RCFD B899
                                                                   165,586,927               3,498
11.Fiduciary accounts held in foreign offices (included
   in items 9 and 10)                                     RCFNB900    RCFNB901  RCFNB902  RCFNB903
                                                                 0           0         0         0


Memoranda
 1.Managed assets held in personal trust and agency accounts:                  Managed Assets
    a.                                                                         RCFD
      Non-interest bearing deposits                                             B913      N/A
    b.                                                                         RCFD
      Interest-bearing deposits                                                 B914      N/A
    c.                                                                         RCFD
      U.S. Treasury and U.S. Government agency obligations                      B915      N/A
    d.                                                                         RCFD
      State, county and municipal obligations                                   B916      N/A
    e.                                                                         RCFD
      Money market mutual funds                                                 B917      N/A
    f.                                                                         RCFD
      Other short-term obligations                                              B918      N/A
    g.                                                                         RCFD
      Other notes and bonds                                                     B919      N/A
    h.                                                                         RCFD
      Common and preferred stocks                                               B920      N/A
    i.                                                                         RCFD
      Real estate mortgages                                                     B921      N/A
    j.                                                                         RCFD
      Real estate                                                               B922      N/A
    k.                                                                         RCFD
      Miscellaneous assets                                                      B923      N/A
    l.Total managed assets held in personal trust and agency accounts (sum of
      Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4,     RCFD
      column A)                                                                 B868      N/A


                                                                                 (COLUMN B)
                                                                  (COLUMN A)      PRINCIPAL
                                                                   NUMBER OF       AMOUNT
                                     Dollar Amounts in Thousands    ISSUES       OUTSTANDING
 2.Corporate trust and agency accounts:
    a.                                                          RCFD            RCFD
      Corporate and municipal trusteeships                        B927      N/A  B928      N/A
    b.Transfer agent, registrar, paying agent, and other        RCFD
      corporate agency                                            B929      N/A


                                                                  (COLUMN A)      (COLUMN B)
                                                                 UMBER OF FUNDS  MARKET VALUE
                                     Dollar Amounts in ThousandsN               OF FUND ASSETS
 3.Collective investment funds and common trust funds:
    a.                                                          RCFD           RCFD
      Domestic equity                                            B931      N/A  B932      N/A
    b.                                                          RCFD           RCFD
      International/Global equity                                B933      N/A  B934      N/A
    c.                                                          RCFD           RCFD
      Stock/Bond blend                                           B935      N/A  B936      N/A
    d.                                                          RCFD           RCFD
      Taxable bond                                               B937      N/A  B938      N/A
    e.                                                          RCFD           RCFD
      Municipal bond                                             B939      N/A  B940      N/A
    f.                                                          RCFD           RCFD
      Short term investments/Money market                        B941      N/A  B942      N/A
    g.                                                          RCFD           RCFD
      Specialty/Other                                            B943      N/A  B944      N/A
    h.Total collective investment funds (sum of Memorandum      RCFD           RCFD
      items 3.a through 3.g)                                     B945      N/A  B946      N/A






                          THIS PAGE IS TO BE COMPLETED BY ALL BANKS

LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF CONDITIOn. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (EXCLUDE
THE FIRST $15,000 OF INDEBTEDNESS OF EACH EXECUTIVE OFFICER UNDER BANK CREDIT CARD PLAN.) SEE
SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE
BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT,"
RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL
SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.



a. Number of loans made to executive officers since the previous Call
Report date                                                            RCFD 3561             0

b. Total dollar amount of above loans (in thousands of dollars)        RCFD 3562             0



c. Range of interest charged on above loans
(example: 9 3/4% = 9.75)                                         RCFD 7701             RCFD 7702

                                                                 0.00 %                 0.00 %




                     OPTIONAL Narrative Statement Concerning the Amounts
                       Reported in the Reports of Condition and Income


The management of the reporting bank may, IF     the bank's statement both on agency
IT WISHEs, submit a brief narrative              computerized records and in computer-file
statement on the amounts reported in the         releases to the public.
Reports of Condition and Income. This
optional statement will be made available to     All information furnished by the bank in the
the public, along with the publicly              narrative statement must be accurate and not
available data in the Reports of Condition       misleading. Appropriate efforts shall be
and Income, in response to any request for       taken by the submitting bank to ensure the
individual bank report data. However, the        statement's accuracy. The statement must be
information reported in Schedule RC-T, items     signed, in the space provided below, by a
12 through 23 and Memorandum item 4, is          senior officer of the bank who thereby
regarded as confidential and will not be         attests to its accuracy.
released to the public. BANKS CHOOSING TO
SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE     If, subsequent to the original submission,
THAT THE STATEMENT DOES NOT CONTAIN THE          MATERIAL changes are submitted for the data
NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL     reported in the Reports of Condition and
BANK CUSTOMERS, REFERENCES TO THE AMOUNTS        Income, the existing narrative statement
REPORTED IN THE CONFIDENTIAL ITEMS IN            will be deleted from the files, and from
SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT     disclosure; the bank, at its option, may
THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR      replace it with a statement, under
THAT WOULD COMPROMISE THE PRIVACY OF THEIR       signature, appropriate to the amended data.
CUSTOMERS. Banks choosing NOT to make a
statement may check the "No comment" box         The optional narrative statement will appear
below and should make no entries of any kind     in agency records and in release to the
in the space provided for the narrative          public exactly as submitted (or amended as
statement; i.e., DO NOT enter in this space      described in the preceding paragraph) by the
such phrases as "No statement," "Not             management of the bank (except for the
applicable," "N/A," "No comment," and            truncation of statements exceeding the
"None."                                          750-character limit described above). THE
The optional statement must be entered on        STATEMENT WILL NOT BE EDITED OR SCREENED IN
this sheet. The statement should not exceed      ANY WAY BY THE SUPERVISORY AGENCIES FOR
100 words. Further, regardless of the number     ACCURACY OR RELEVANCE. DISCLOSURE OF THE
of words, the statement must not exceed 750      STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL
characters, including punctuation,               SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED
indentation, and standard spacing between        THE ACCURACY OF THE INFORMATION CONTAINED
words and sentences. If any submission           THEREIN. A STATEMENT TO THIS EFFECT WILL
should exceed 750 characters, as defined, it     APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL
will be truncated at 750 characters with no      STATEMENT SUBMITTED BY THE MANAGEMENT OF THE
notice to the submitting bank and the            REPORTING BANK.
truncated statement will appear as
BANK MANAGEMENT STATEMENT (PLEASE PRINT OR TYPE CLEARLY):

